Exhibit 10.1

RESEARCH, LICENSE AND OPTION AGREEMENT

This research, license and option agreement (the “Agreement”) is entered into as of May 5th, 2016 (the “Effective Date”), by and between Pfizer Inc., a corporation organized and existing under the laws of Delaware and having a principal place of business at 235 East 42nd Street, New York, NY 10017 (“Pfizer”) and WAVE Life Sciences Ltd., a Singapore corporation having a principal place of business at 733 Concord Avenue, Cambridge, MA 02138 (“Wave”). Pfizer and Wave may each be referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS:

WHEREAS Wave has developed and is developing a technology platform that enables the stereoselective synthesis of phosphorothioate modifications of oligonucleotides, useful as oligonucleotide therapeutics; and

WHEREAS Pfizer has expertise in the research, discovery, development and commercialization of biopharmaceuticals as therapeutic products for metabolic and other indications, and know-how and patent rights relating to its technology pertaining to its proprietary hepatic-specific targeting ligand (Pfizer’s [***] Ligand); and

WHEREAS each of Wave and Pfizer desires to research and potentially commercialize oligonucleotide therapeutics that include either or both of the Wave’s stereoselective synthesis and Pfizer’s [***] Ligand technologies.

NOW, THEREFORE, in consideration of the mutual covenants and agreements provided herein, Wave and Pfizer hereby agree as follows:

1.	Definitions.

1.1.	“Additional Programs” has the meaning ascribed to it in Section 4.1

1.2.	“Affiliate” means, with respect to a Party, any Person that controls, is controlled by, or is under common control with that Party. For the purpose of this definition, “control” shall refer to: (a) the possession, directly or indirectly, of the power to direct the management or policies of an entity, whether through the ownership of voting securities, by contract or otherwise, or (b) the ownership, directly or indirectly, of fifty percent (50%) or more of the voting securities of such entity.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.3.	“Alternate Target” has the meaning ascribed to it in Section 4.1.5.

1.4.	“Antisense Oligonucleotide” means a technology that utilizes [***].

1.5.	“Applicable Law” means any statute, law, treaty, rule, code, ordinance, regulation, permit, interpretation, certificate or order of a governmental authority, or any judgment, decision, decree, injunction, writ, order, subpoena, or like action of any court, arbitrator or other government entity, as are promulgated and applied as of the Effective Date and at all times thereafter.

1.6.	“Back-Up Candidate” has the meaning ascribed to it in Section 4.1.4.

1.7.	“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks located in New York, New York are authorized or required by Applicable Law to remain closed.

1.8.	“Calendar Quarter” means the three (3) month period commencing as of the Effective Date and each successive three (3) month period thereafter.

1.9.	“Calendar Year” means the twelve (12) month period commencing as of the Effective Date and each successive twelve (12) month period thereafter.

1.10.	“CAN Package” has the meaning ascribed to it in Section 4.1.3.

1.11.	“CAN Stage” means the achievement by a Stereochemically Pure ssRNAi or Antisense Oligonucleotide drug candidate of the candidate criteria outlined in Table 1 of the Research Plan.

1.12.	“Commercialize” or “Commercialization” means to manufacture for sale, market, promote, distribute, and sell.

1.13.	“Commercially Reasonable Efforts” means, [***].

1.14.	“Confidential Information” has the meaning ascribed to it in Section 8.1.

1.15.	“Control” or “Controlled” means, with respect to any Pfizer Patent Rights or Wave Patent Rights, the legal authority or right (whether by ownership, license or otherwise) of a Party to grant a license or a sublicense of or under such Pfizer Patent Rights or Wave Patent Rights (as the case may be) to the other Party without breaching the terms of any agreement with a Third Party.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.16.	“Coordinated Patent Rights” has the meaning ascribed to it in Section 5.1.6.

1.17.	“Develop” or “Development” means to conduct any and all research and development, including preclinical, clinical and regulatory activities necessary to obtain a Regulatory Approval.

1.18.	“Disclosing Party” has the meaning ascribed to it in Section 7.1.

1.19.	“DRP1 Milestone Payment” has the meaning ascribed to it in Section 7.2.2.

1.20.	“Effective Date” has the meaning ascribed to it in the opening paragraph of this Agreement.

1.21.	“First Commercial Sale” means the first sale for use or consumption by the general public of the Product following receipt of Regulatory Approval for such Product in a country in the Territory.

1.22.	“GAAP” means the generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board.

1.23.	“Infringement Claim” has the meaning ascribed to it in Section 5.1.13.

1.24.	“Initial Programs” has the meaning ascribed to it in Section 4.1.

1.25.	“Intellectual Property Rights” means all copyrights, trade secrets, trademarks, moral rights, Patent Rights, Know-How and any and all other intellectual property or proprietary rights now known or hereafter recognized in any jurisdiction.

1.26.	“Invention” means an invention or discovery, whether patentable or not, conceived and reduced to practice (i) in the performance of the Research Plan or (ii) using the Results or (iii) after the exercise of the Pfizer Option as a result of the Development or Commercialization of Pfizer Compounds or Pfizer Products resulting from a Pfizer Program.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.27.	“Joint Results” has the meaning ascribed to it in Section 5.1.2.

1.28.	“Joint Patent Rights” has the meaning ascribed to it in Section 5.1.6.

1.29.	“Joint Steering Committee” or “JSC” has the meaning ascribed to it in Section 3.1.

1.30.	“Know-How” means information in the form of unpatented inventions, formulae, designs, drawings, procedures and methods, together with techniques, accumulated skills, know-how and experience in the hands of a Party’s employees, unless such information was, at the time of disclosure, or thereafter becomes part of the general knowledge or literature within the public domain which is generally available for public use from other lawful sources.

1.31.	“Licensee” means Pfizer (in the case of a Pfizer Program) or Wave (in the case of a Wave Program).

1.32.	“Licensor” means Wave (in the case of a Pfizer Program) or Pfizer (in the case of a Wave Program).

1.33.	“Major Market Countries” means [***].

1.34.	“Materials” means any Wave Materials, any Pfizer Materials or both, as the case may be.

1.35.	“Milestone Event” has the meaning ascribed to it in Section 7.2.3 and 7.3.1.

1.36.	“Milestone Payment” is either a Pfizer Milestone Payment or a Wave Milestone Payment.

1.37.	“Net Sales” means the gross amount invoiced by or on behalf of Licensee, its Affiliates and their respective sublicensees for sales of the Product (other than sales by Licensee, its Affiliates or sublicensees for subsequent resale in which case the final sale to the end user shall be used for calculation of Net Sales), less the following deductions if and to the extent they are included in the gross invoiced sales price of the Product or otherwise directly incurred by Licensee, its Affiliates and their respective sublicensees with respect to the sale of the Product: (a) rebates, quantity and cash discounts, and other usual and customary discounts to customers, (b) taxes and duties paid, absorbed or allowed which are directly related to the sale of the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Product, (c) credits, allowances, discounts and rebates to, and chargebacks for spoiled, damaged, out-dated, rejected or returned Product, (d) actual freight and insurance costs incurred in transporting the Product to customers, provided that in no event shall deductions for freight and insurance exceed three percent (3%) of the gross amount invoiced, (e) discounts or rebates or other payments required by Applicable Law, including any governmental special medical assistance programs, and (f) customs duties, surcharges and other governmental tariff charges incurred in connection with the exportation or importation of the Product. Subsections (a) through (f) shall be collectively referred to as “Deductions”.

The following principles shall apply in the calculation of Net Sales:

a.	In the case of any sale of Product which is not invoiced or is delivered before invoice, Net Sales shall be calculated at the time of shipment or when the Product is paid for, if paid for before shipment or invoice.

b.	In the case of any sale or other disposal of Product for non-cash consideration, Net Sales shall be calculated as the fair market price of the Product in the country of sale or disposal. Notwithstanding the foregoing, provision of the Product for the purpose of conducting pre-clinical or clinical research shall not be deemed to be a sale, so long as the Product is provided at a price which does not exceed the reasonably estimated cost of production and distribution thereof.

c.	Net Sales shall be reduced in a proportional manner in accordance with the relative costs of each therapeutically active ingredient which is a component for sales of any Combination Products. For purposes of this Subsection c, “Combination Products” means any pharmaceutical product containing: (a) the Product and (b) one or more other therapeutically active ingredients, which is not a Product.

d.	Unless otherwise specified herein, Net Sales shall be calculated in accordance with GAAP generally and consistently applied.

1.38.	“Non-Controlling Party” has the meaning ascribed to it in Section 5.1.13.4.2.

1.39.	“Party” and “Parties” have the meanings ascribed to them in the opening paragraph of this Agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.40.	“Patent Rights” means any and all (a) issued patents, (b) pending patent applications, including all provisional and non-provisional patent applications, substitutions, continuations, continuations-in-part, divisions and renewals, and all patents granted thereon, (c) patents-of-addition, reissues, reexaminations and extensions or restorations by existing or future extension or restoration mechanisms, including patent term adjustments, patent term extensions, supplementary protection certificates or the equivalent thereof, (d) inventor’s certificates, (e) other forms of government-issued rights substantially similar to any of the foregoing and (f) United States and foreign counterparts of any of the foregoing, which include rights of priority thereto.

1.41.	“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

1.42.	“Pfizer Compound” has the meaning ascribed to it in Section 5.3.

1.43.	“Pfizer Improvements” has the meaning ascribed to it in Section 5.1.3.

1.44.	“Pfizer Know-How” means Know-How that is specific to the Pfizer Technology.

1.45.	“Pfizer Materials” means any and all materials and samples (including clinical samples), provided by or on behalf of or otherwise made available by or on behalf of Pfizer or its Affiliate to Wave pursuant to the Research Plan or otherwise under this Agreement.

1.46.	“Pfizer Option” has the meaning ascribed to it in Section 5.3.

1.47.	“Pfizer Option Period” has the meaning ascribed to it in Section 5.3.

1.48.	“Pfizer Patent Rights” means Patent Rights with respect to the patent applications and issued letters patent listed in Schedule B.

1.49.	“Pfizer Principal Investigator” has the meaning ascribed to it in Section 2.2.

1.50.	“Pfizer Product” means a Product which is being Developed and Commercialized by Pfizer (or its Affiliate or Sublicensee, as applicable) pursuant to this Agreement.

1.51.	“Pfizer Program” means an Initial Program or an Additional Program.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.52.	“Pfizer Program IP” means any and all Know How or Inventions arising pursuant to the activities of Pfizer or its Affiliates or sublicensees after the exercise of the Pfizer Option as a result of the Development or Commercialization of Pfizer Compounds or Pfizer Products resulting from a Pfizer Program, and any and all Intellectual Property Rights pertaining thereto.

1.53.	“Pfizer Quarter” means each of the four (4) successive thirteen (13) week periods, the first such thirteen (13) week o\period (a) with respect to the United States, commencing on January 1 of any Pfizer Year, and (b) with respect to any country in the Territory other than the United States, commencing on December 1 of any Pfizer Year. Throughout this Agreement, wherever reference is made to a report being delivered or a payment being made within a time frame measured from the end of a Pfizer Quarter, such time frame shall be measured from the end of the applicable Pfizer Quarter with respect to the United States.

1.54.	“Pfizer Results” has the meaning ascribed to it in Section 5.1.2.

1.55.	“Pfizer Royalty Term” means, with respect to the relevant Product in each country in the Territory, the period commencing on the Effective Date and expiring upon the later of: (a) the date upon which the manufacture, use or sale of such Product in such country would no longer infringe, but for the license granted herein, a Valid Claim of a Patent Right exclusively licensed to Pfizer under this Agreement and covering such Product in such country in the Territory, or (b) [***] years following the date of First Commercial Sale of the Product in such country.

1.56.	“Pfizer Technology” means Pfizer’s hepatic-specific targeting [***] Ligand technology.

1.57.	“Pfizer Year” means the twelve (12) month fiscal periods observed by Pfizer (a) commencing on January 1 with respect to the united States, and (b) commencing on December 1 with respect to any country in the Territory other than the United States; provided that the first Pfizer Year shall commence on the Effective Date and, unless otherwise agreed between the Parties in writing, the last Pfizer Year shall end on the effective date of expiration or termination of this Agreement.

1.58.	“Phase 1 Clinical Trial” means a clinical trial of the Product as described in 21 CFR §312.21(a) (as hereafter modified or amended) and any of its foreign equivalents. “Phase 1 Clinical Trial Start” means the first dosing of the first patient in a Phase 1 Clinical Trial.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.59.	“Phase 2 Clinical Trial” means a clinical trial of the Product as described in 21 CFR §312.21(b) (as hereafter modified or amended) and any of its foreign equivalents. “Phase 2 Clinical Trial Start” means the first dosing of the first patient in a Phase 2 Clinical Trial.

1.60.	“Phase 3 Clinical Trial” means a clinical study of the Product as described in 21 CFR §312.21(c) (as hereafter modified or amended) and any of its foreign equivalents. “Phase 3 Clinical Trial Start” means the first dosing of the first patient in a Phase 3 Clinical Trial.

1.61.	“Principal Investigator” means either the Pfizer Principal Investigator or the Wave Principal Investigator.

1.62.	“Product” means Stereopure nucleic acid therapeutics directly arising from drug discovery work under this Agreement and that (a) include or are based upon or derived from Wave Technology or any Pfizer Compound, and (b) that may (or may not) include or be based upon Pfizer Technology.

1.63.	“Prosecution Lead” means that Party appointed by the Joint Patent Subcommittee to take the lead in prosecution or initial drafting and submission of any patent filing.

1.64.	“Receiving Party” has the meaning ascribed to it in Section 8.1.

1.65.	“Regulatory Approval” means, with respect to a pharmaceutical product in any country or jurisdiction, any approval (including where required, pricing and reimbursement approvals), registration, license or authorization that is required by the applicable Regulatory Authority to market and sell the pharmaceutical product in such country or jurisdiction.
1.66.	“Regulatory Authority” means any governmental agency or authority responsible for granting Regulatory Approvals.

1.67.	“Regulatory Filings” means, with respect to the Product, any submission to a Regulatory Authority of any appropriate regulatory application, including, without limitation, any IND, NDA, BLA, any submission to a regulatory advisory board, any marketing authorization application, and any supplement or amendment thereto.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.68.	“Relevant Factors” means [***].

1.69.	“Research Plan” means the studies and activities described in Exhibit C, attached to this Agreement and incorporated by reference.

1.70.	“Research Term” means the period beginning on the Effective Date and expiring four (4) years thereafter.

1.71.	“Results” means all results, Know-How, Inventions, data, reports and other Intellectual Property made by or on behalf of either or both Parties, arising from the work performed under this Agreement (whether under a Pfizer Program or under a Wave Program) during the Research Term. Results includes the Pfizer Results, Wave Results and Joint Results.

1.72.	“Share Purchase Agreement” means the Share Purchase Agreement, dated as of the Effective Date, between Pfizer and Wave.

1.73.	“ssRNAi” refers to a technology that utilizes single strand therapeutic oligonucleotides designed to hybridize to a specific sequence in a target RNA in a manner that causes it to be recognized and cleaved by an enzyme known as Argonaut, or Ago2. Typically, therapeutic RNAi oligonucleotides are designed to bind to a target RNA that encodes a disease-associated protein; cleavage of such RNA triggers its degradation and prevents the protein from being made.

1.74.	“Stereochemically Pure” or “Stereopure” means [***].

1.75.	“Term” has the meaning ascribed to it in Section13.1.

1.76.	“Territory” means worldwide.

1.77.	“Third Party” means any party other than Wave or Pfizer, or their respective Affiliates.

1.78.	“Third Party Infringement” has the meaning ascribed to it in Section 5.1.13.1.

1.79.	“Upfront Payment” has the meaning ascribed to it in Section 7.2.1.

1.80.	“Valid Claim” means, with respect to a particular country, a claim of a Patent Right that (a) is issued [***], (b) has not been held permanently revoked, unenforceable or

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

invalid by a decision of a court or other governmental authority of competent jurisdiction, which decision is unappealed or unappealable within the time allowed for appeal, and (c) has not expired or been cancelled, withdrawn, abandoned, disclaimed or admitted to be invalid or unenforceable through reissue, inter partes review, post grant review, reexamination, opposition, revocation proceeding disclaimer or otherwise. [***]

1.81.	“Wave Improvements” has the meaning ascribed to it in Section 5.1.4.

1.82.	“Wave Hepatic Targeting Technology” means [***].

1.83.	“Wave Know-How” means Know-How that is specific to the Wave Technology.

1.84.	“Wave Materials” means any and all materials and samples provided by or on behalf of or otherwise made available by or on behalf of Wave or its Affiliates to Pfizer pursuant to the Research Plan or otherwise under this Agreement.

1.85.	“Wave Patent Rights” means Patents Rights with respect to the patent applications and issued letters patent listed in Schedule A.

1.86.	“Wave Principal Investigator” has the meaning ascribed to it in Section 2.1.

1.87.	“Wave Product” means a Product which is being Developed and Commercialized by Wave (or its Affiliate or Sublicensee, as applicable) pursuant to this Agreement.

1.88.	“Wave Program” has the meaning ascribed to it in Section 4.2.

1.89.	“Wave Reserved Target” means a therapeutic target listed in Exhibit D.

1.90.	“Wave Results” has the meaning ascribed to it in Section 5.1.2.

1.91.	“Wave Royalty Term” means, with respect to the relevant Product in each country in the Territory, the period commencing on the Effective Date and expiring upon the later of: (a) the date upon which the manufacture, use or sale of such Product in such country would no longer infringe, but for the license granted herein, a Valid Claim of a Patent Right licensed to Wave under this Agreement and covering such Product in such country in the Territory, or (b) [***] years following the date of First Commercial Sale of the Product in such country.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.92.	“Wave Technology” means [***].

2.	SCOPE OF WORK.

2.1.	Wave, under the direction of [***] (“Wave Principal Investigator”), will perform the work specified in the Research Plan for each Pfizer Program and provide to Pfizer the Results produced by Wave for each Pfizer Program as described in the Research Plan.

2.2.	Pfizer, under the direction of [***] (“Pfizer Principal Investigator”), will perform the work specified in the Research Plan for each Pfizer Program and provide to Wave the Results produced by Pfizer for each Pfizer Program as described in the Research Plan.

2.3.	Each Party is responsible for ensuring that its employees, contractors and agents handling the other Party’s Materials, using the other Party’s Confidential Information, or conducting work under the Research Plan understand and agree to be bound by all of the terms and conditions of this Agreement.

2.4.	To the extent this Agreement requires an Affiliate of a Party to perform or comply with an obligation hereunder in order for the other Party to exercise or enjoy its rights under this Agreement, such Party will cause its Affiliate(s) to perform or comply with such obligation. Without limiting the foregoing, to the extent any of the Intellectual Property Rights of a Party is Controlled by an Affiliate of such Party, then, such Party shall cause such Affiliate to take all necessary actions to give effect to the licenses granted hereunder.

3.	JOINT STEERING COMMITTEE.

3.1.	The work performed by the Parties under the Research Plan will be overseen by a joint research committee composed of three (3) representatives from each Party (the “Joint Steering Committee” or “JSC”). The Parties shall designate their JSC representatives within [***] after the Effective Date. An alternate member designated by a Party may serve temporarily in the absence of a permanent member of the JSC for such Party. Each Party shall designate one of its representatives as a co-chair of the JSC. The co-chairs of the JSC shall be jointly responsible for setting the agenda for each meeting, and each co-chair will be responsible for chairing

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

alternating JSC meetings. From time to time, the JSC may establish subcommittees or subordinate committees (that may or may not include members of the JSC itself) to oversee particular projects or activities, and such subcommittees or subordinate committees shall be constituted and shall operate as the JSC agrees. After the end of the Research Term, the JSC shall only meet if necessary to fulfill its surviving duties and shall continue to exist for purposes of communication between the Parties only.

3.2.	All decisions of the JSC with respect to the Pfizer Programs made pursuant to this Agreement shall be made by consensus, [***].

3.3.	Changes to Research Plan. Any changes to the Research Plan that materially expand Wave’s obligations or require Wave to materially increase its efforts or materially alter the nature of the services provided by Wave shall require the unanimous consent of the JSC. If the JSC fails to reach unanimous consent regarding any such change to the Research Plan, then the obligations of Wave shall not be increased and the nature of the services provided by Wave shall not be altered.

3.4.	Meetings. The JSC shall hold meetings at such times and places as shall be determined by the JSC (it being expected that any in-person meetings will alternate between the appropriate offices of each Party), but in no event shall such meetings be held less frequently than once every Calendar Quarter during the Research Term. The JSC may:

3.4.1.	conduct meetings in person, by videoconference or by telephone conference;

3.4.2.	invite other personnel of the Parties to attend meetings of the JSC as appropriate to the agenda for such meeting, after giving advance notice to the other Party; and

3.4.3.	act without a meeting if, prior to such action, a consent thereto is signed by the co-chairs of the JSC.

3.5.	Minutes. At each meeting, the JSC shall elect a secretary who will prepare minutes after each meeting, reporting in reasonable detail the actions taken by the JSC during such meeting, issues requiring resolution, and resolutions of previously reported issues. Such minutes are to be reviewed and, if reasonably complete and accurate, signed by one JSC member from each Party. The secretary shall revise such minutes as necessary to obtain such signatures.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.6.	JSC Functions and Powers. The research activities of the Parties under the Research Plan shall be managed by the JSC only to the extent set forth herein (unless otherwise mutually agreed in writing by the Parties). The JSC shall foster the collaborative relationship between the Parties in order to assist each Party in fulfilling its obligations under the Research Plan, and shall in particular:

3.6.1.	encourage and facilitate ongoing cooperation and information exchange between the Parties;

3.6.2.	monitor the progress of the Research Program and the Parties’ diligence in carrying out their responsibilities thereunder, including activities directed towards achievement of the CAN Stage for the Pfizer Programs;

3.6.3.	subject to Sections 3.2 and 3.3, prepare any amendments to the Research Plan, if the JSC should determine that any such amendments are necessary;

3.6.4.	set priorities, allocate tasks and coordinate activities between the Parties, in each case as required to perform the Research Program; and

3.6.5.	perform such other functions as appropriate to further the purposes of the Research Plan as mutually determined by the Parties.

Except as set forth in Section 3.6.3, the JSC shall have no power to amend this Agreement and shall have only such powers as are specifically delegated to it in this Agreement.

3.7.	Expenses. Pfizer and Wave shall each bear all expenses of their respective members related to their participation on the JSC.

3.8.	Reports. During the Research Term, Pfizer and Wave each shall furnish to the JSC:

3.8.1.	summary written reports within [***] days after the end of [***] commencing on the Effective Date, describing its progress under the Research Plan and, with respect to Wave, Wave’s progress against Wave Programs; and

3.8.2.	comprehensive written reports within [***] days after the end of [***] commencing on the Effective Date and each [***] thereafter during the Research Term, describing in detail the work accomplished by it under the

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Research Plan, with respect to Wave, Wave’s progress against Wave Programs, during the year and discussing and evaluating the Results. Such reports will include, without limitation, general methods and data related to efficacy and toxicity, improvements made by Pfizer to Wave Technology and improvements made by Wave to Pfizer Technology.

4.	PFIZER PROGRAM; WAVE PROGRAM; MATERIAL TRANSFER.

4.1.	Pfizer Programs.

4.1.1.	Initial (2) Programs. Pfizer will have the right (but not the obligation) to designate up to two (2) hepatic targets as of the Effective Date, both of which shall be directed toward hepatic therapeutic conditions (each, an “Initial Program”. The two (2) Initial Programs are designated in the Research Plan in Exhibit C as Program 1 and Program 2. Each such Initial Program may include Pfizer Technology or Wave Hepatic Targeting Technology, at Pfizer’s election.

4.1.2.	Additional (3) Programs. Pfizer will have the right (but not the obligation) to designate up to three (3) additional therapeutic targets, all three (3) of which will be hepatic targets directed toward hepatic therapeutic conditions (each, an “Additional Program”). The total of up to three (3) Additional Programs will be designated by Pfizer by written notice to Wave within eighteen (18) months after the Effective Date. The Additional Programs may be against any hepatic target directed toward hepatic therapeutic conditions of Pfizer’s choosing, provided that such hepatic target is not a Wave Reserved Target listed in Exhibit D and is not at the time of designation either: [***].

4.1.3.	Wave Efforts. Wave will use Commercially Reasonable Efforts to research and Develop at least one (1) Stereochemically Pure ssRNAi or Antisense Oligonucleotide drug candidate through the CAN Stage (the “Candidate Compound”) for each Pfizer Program (including alternate Pfizer Programs further to Section 4.1.5), according to the efforts described in the Research Plan. Wave will present a data package with respect to the Candidate Compound (the “CAN Package”) to Pfizer when Wave in good faith believes that a Candidate Compound has progressed to the CAN Stage and that the data contemplated in the Research Plan are substantially complete. The CAN Package will contain detailed Results required by the Research Plan.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.1.4.	Back-Up Candidates. Wave and Pfizer will together designate one (1) back-up candidate (the “Back-Up Candidate”), selected from the structure and activity relationships discovered by Wave during the work under the Research Plan for each Pfizer Program. In the event of the termination of the Development of any Candidate Compound for any reason, Pfizer will have the right to replace the Candidate Compound with the Back-Up Candidate for continued Development for each Pfizer Program. In the event that Pfizer elects to replace the original Candidate Compound with a Back-Up Candidate, Wave will prepare and inform Pfizer of a good faith estimate of the projected costs to Wave to replace the Candidate Compound with the Back-Up Candidate. For progressing the Back-Up Candidate, Pfizer will reimburse Wave each Pfizer Quarter for the actual costs for the Back-Up Candidate, beyond the costs already expended for the original candidate.

4.1.5.	Alternate Targets. In the event that Pfizer, in its sole discretion, terminates any Pfizer Program, then Pfizer will have the right, exercisable within the first two (2) years after the Effective Date, to designate an alternate hepatic target for a Pfizer Program (an “Alternate Target”). Such designation of an Alternate Target for a Pfizer Program may be made by Pfizer during the Research Term only once for each of up to a total of three (3) Pfizer Programs. In the event that Pfizer designates an Alternate Target, Pfizer will pay to Wave an Alternate Target designation (“Alternate Target Designation”) milestone payment as described in Table 1 of Section 7.2.3, provided, [***]. Such alternate Pfizer Programs may be directed against any hepatic target directed toward a hepatic therapeutic condition of Pfizer’s choosing, provided that such Alternate Target is not a Wave Reserved Target listed in Exhibit D and is not at the time of designation either: [***].

4.1.6.	Exclusivity.

(a) During the Research Term and a period of two (2) years thereafter, Wave will not itself (or through any Affiliate) research, Develop or Commercialize, and will not license to any Third Party or enter into any research, development or commercialization agreements with any Third Party, to use Wave Technology that is specific for the applicable hepatic target which is the basis of any Pfizer Program, provided, however that such obligations and restrictions shall expire automatically and immediately on a Pfizer Program-

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

by-Pfizer Program basis upon the date that either: (i) such Pfizer Program has been terminated by Pfizer under the termination provisions of Section 13.2, or (ii) Pfizer declines to exercise its Pfizer Option with respect to a Pfizer Program prior to expiration of the Option Period for such Pfizer Program or (iii) Pfizer fails to use Commercially Reasonable Efforts for such Pfizer Program or the Agreement has otherwise been terminated by Wave under Section 13.3 for a material breach by Pfizer with respect to such Pfizer Program or (iv) Pfizer has substituted the relevant target in respect of a Pfizer Program for an Alternate Target pursuant to Section 4.1.5. For clarity, the restrictions and obligations under this section shall not apply to the use of any Wave Technology in relation to any target that is not the subject of a Pfizer Program, and shall not apply to Wave for any target which has become the subject of a Wave Program in accordance with the provisions of Section 4.2 that is not at such time a target that is the subject of a Pfizer Program (including a Pfizer Program for which Pfizer has exercised its Option).

(b) During the Research Term and a period of one [***] thereafter, Pfizer will not itself (or through any Affiliate) research, Develop or Commercialize, and will not license to any Third Party or enter into any research, development or commercialization agreement with any Third Party, with respect to any [***].

4.2.	Wave Programs. Subject to Section 4.1.6, Wave will have the right (but not the obligation) to designate therapeutic targets for stereochemically controlled Oligonucleotide therapies involving ssRNAi or Antisense Oligonucleotide (or any combination thereof) applications only for research, Development and Commercialization, incorporating Pfizer Technology, under the terms and conditions of this Agreement (each, a “Wave Program”). For clarity, Wave shall have no obligation to use Commercially Reasonable Efforts with respect to any of the Wave Programs or with respect to the use of any of the Pfizer Technology or with respect to the Development or Commercialization of any Product using or incorporating the Pfizer Technology. Also for clarity, in the event that the Pfizer Technology is initially used in a Wave Program but is subsequently not used in the Wave Program, Wave shall not owe to Pfizer any such subsequent milestone payment under this Agreement with respect to the Wave Program that is no longer using the Pfizer Technology. In the event that the Pfizer Technology is either rejected by a regulatory agency or is not incorporated as part of the final Product, Wave shall not owe to Pfizer any milestone or royalty payments under this Agreement subsequent to the rejection or removal from the Product with respect to any Products resulting from

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

such Wave Program that do not utilize the Pfizer Technology. [***]. Designation of a therapeutic target as the basis of a Wave Program under this Section 4.2 will be effective upon Wave delivering to Pfizer notice of the designation and of the identity of the therapeutic target, except if such proposed therapeutic target for a Wave Program is at such time already the basis of a Pfizer Program (including a Pfizer Program for which Pfizer has exercised its Option). Such designation may be made at any time during the Term. Subject to the terms and conditions of this Agreement, conduct of the Wave Program will be at the sole discretion of Wave.

4.3.	Material Transfer. Wave and Pfizer may, during the Research Term, as a matter of course during any Pfizer Program or any Wave Program, or upon each other’s reasonable written request, furnish to each other samples of biochemical, biological or synthetic chemical materials which are part of Pfizer Technology or Wave Technology or Wave Hepatic Targeting Technology and that are necessary for each Party to carry out its responsibilities under the Research Plan or for Wave to perform its work under the Wave Program. Wave shall, upon request from Pfizer, deliver to Pfizer, subject to availability, a reasonable quantity of samples of any material made pursuant to and during activities described in the Research Plan. Any such samples provided (including any samples of the Oligonucleotides or Antisense Oligonucleotides provided by Wave to Pfizer) shall be used by Pfizer solely for purposes of the Research Program, and any quantities of such materials remaining at the end of the Research Term shall be returned to the Wave or destroyed, unless otherwise agreed between the Parties. Wave and Pfizer agree not to transfer such materials of the other Party to any Third Party, unless prior written consent for any such transfer is obtained from the other Party, and this sentence will survive the expiration or termination for any reason of this Agreement.

4.4.	Subject to Section 4.1.6, nothing in this Agreement limits or alters Wave’s right to distribute Wave Materials to others or to use Wave Materials for its own purposes.

4.5.	Nothing in this Agreement limits or alters Pfizer’s right to distribute Pfizer Materials to others or to use Pfizer Materials for its own purposes.

4.6.	Each Party understands that the other Party’s Materials have not been approved for human use and agrees that the Materials may not be used to treat humans in any manner or form, subject to the Option.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5.	INTELLECTUAL PROPERTY, INVENTIONS AND LICENSES.

5.1.	Ownership.

5.1.1.	All Confidential Information of Wave and Wave Technology and Wave Hepatic Targeting Technology is and shall be owned by Wave. Wave hereby grants to Pfizer and to Pfizer’s Affiliates a [***] license for all purposes to use Wave Hepatic Targeting Technology which arises under a Pfizer Program. All Confidential Information of Pfizer and Pfizer Technology is and shall be owned by Pfizer.

5.1.2.	Ownership of Results (and the Patent Rights, Know-How and other Intellectual Property Rights, if any, that claim, are directed to, or incorporate such Results) does and shall originally vest according to the origin of the Results, and, in case of Results that constitute Inventions, ownership is and shall be determined by the inventorship (which shall be determined as defined under U.S. patent law at the time the Invention is made), i.e.:

a.	Does and shall originally vest in Wave, if inventors are one or more employees of Wave (or if such Invention was made on behalf of Wave by a Third Party subcontractor) and none of the inventors are employees of Pfizer (“Wave Results”),

b.	Does and shall originally vest jointly to Wave and Pfizer, if inventors are one or more employees of Wave and one or more employees of Pfizer (“Joint Results”),

c.	Does and shall belong to Pfizer, if inventors are one or more employees of Pfizer (or if such Invention was made on behalf of Pfizer by a Third Party subcontractor) and none of the inventors are employees of Wave (“Pfizer Results”).

Subject to the Parties’ other rights and obligations under this Agreement, each Party shall be free to exploit and assign, either itself or through the grant of licenses to Third Parties, all Joint Results throughout the world without restriction, without the need to obtain further consent from or provide notice to the other Party and without any duty to account or otherwise make any payment of any compensation to the other Party.

5.1.3.	Improvements to Pfizer Technology. Section 5.1.2 notwithstanding, Pfizer does and shall own all improvements or modifications to the Pfizer Technology that arise under the Research Plan or under the work performed

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

on the Pfizer Programs or Wave Programs or otherwise arising during the Term of this Agreement, and all Intellectual Property Rights therein. (“Pfizer Improvements”). All such Pfizer Improvements shall be deemed included within the Pfizer Technology for the purposes of the licenses that are expressly granted to Wave hereunder.

5.1.4.	Improvements to Wave Technology and Wave Hepatic Targeting Technology. Section 5.1.2 notwithstanding, Wave does and shall own all improvements or modifications to the Wave Technology or to the Wave Hepatic Targeting Technology that arise under the Research Plan or under the work performed on the Pfizer Programs or Wave Programs or otherwise arising during the Term of this Agreement, and all Intellectual Property Rights therein. (“Wave Improvements”). All such Wave Improvements shall be deemed included within the Wave Technology or the Wave Hepatic Targeting Technology (as applicable) for the purposes of the licenses that are expressly granted to Pfizer hereunder.

5.1.5.	Implementation; Assignment and Establishment of a Joint Patent Subcommittee. Each Party shall assign, and does hereby assign, to the other Party such Patent Rights, Know-How and other Intellectual Property Rights as necessary to achieve ownership as allocated in this Section 5. Specifically, Wave shall and hereby does assign to Pfizer all Pfizer Improvements (including all relevant Results and the Patent Rights and other Intellectual Property Rights, if any, that claim or are directed to such Results), and Pfizer shall and hereby does assign to Wave all Wave Improvements ((including all relevant Results and the Patent Rights and other Intellectual Property Rights, if any, that claim or are directed to such Results). Each assigning Party shall execute and deliver all documents and instruments reasonably requested by the other Party to evidence or record such assignment, or to file for, perfect or enforce the assigned rights. Each assigning Party shall make its relevant employees, agents and independent contractors (and their assignments and signatures on such documents and instruments) reasonably available to the other Party for assistance in accordance with assignments according to this Section at no charge. In order to facilitate the foregoing activities, as well as the other patent-related activities, responsibilities, rights and obligations of the respective Parties as set forth under this Article 5, the Parties shall establish a Joint Patent Subcommittee as a subcommittee of the Joint Steering Committee. The Joint Patent Subcommittee shall report to the Joint Steering Committee and

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

shall be comprised of members from each Party as decided by each party and shall meet on an ad hoc basis from time to time as deemed necessary by either Party in order to address and oversee patent issues within the collaboration hereunder, subject to the provisions of this Agreement with respect to control of patent related activities.

5.1.6.	Provisions Concerning the Filing and Prosecution of Patent Rights. Prior to filing any Patent Rights covering any Results under a Pfizer Program or a Wave Program, including for the avoidance of doubt any Patent Rights covering Wave Improvements or Pfizer Improvements, each Party shall notify and consult with the other through the Joint Patent Subcommittee, and shall take into reasonable account any comments that are timely provided by the other Party. Each Party shall provide the other with a copy of the draft application for any such Patent Rights for the other Party’s review and comment, no later than [***] days prior to filing such application.

Unless otherwise agreed in writing, Wave shall control all decisions and be solely responsible for the costs of preparing, filing and prosecuting any patent applications covering Wave Results or Wave Improvements and Pfizer shall control all decisions and be solely responsible for the costs of preparing, filing and prosecuting any patent applications covering Pfizer Results or Pfizer Improvements. Each Party shall provide the other with a copy of any application for any such Patent Rights filed during the Research Term, within [***] days of filing, and shall continue to cooperate in the prosecution and maintenance of such patent rights until exercise of the relevant Option or expiration of the period for such exercise. Prior to either Party filing any Patent Rights covering Joint Results (“Joint Patent Rights”), the Party wishing to file the Patent Rights shall notify and consult with the other Party through the Joint Patent Subcommittee, and the Parties will jointly determine a filing strategy for such Joint Patent Rights, including apportionment of costs and designation of a Prosecution Lead, being responsible for initial drafting and timely submission of any prosecution materials, and for prompt reporting to the other Party of any documents received from or submitted to any patent office worldwide.

If Pfizer exercises a Pfizer Option, responsibility (but not the obligation) for the filing, prosecution and maintenance of Patent Rights filed with respect to

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Wave Results or Joint Results that (i) arise from the applicable Pfizer Program, (ii) are related to such Pfizer Option, and (iii) include specific claims to a Candidate Compound or Pfizer Product, its use, or manufacture will be transferred to Pfizer, including for the avoidance of doubt Patent Rights directed to a specific Stereochemically Pure ssRNAi or Antisense Oligonucleotide drug Candidate Compound Developed for the relevant Pfizer Program.

If Wave exercises a Wave Option, responsibility (but not the obligation) for filing, prosecution and maintenance of Patent Rights filed with respect to Pfizer Results or Joint Results that (i) arise from or are related to such Wave Program, and (ii) that include specific claims to a Wave Product, its use, or manufacture will be transferred to Wave, including for the avoidance of doubt Patent Rights directed to a specific Stereochemically Pure ssRNAi or Antisense Oligonucleotide drug candidate Developed for the relevant Wave Program.

In the event that Patent Rights arising from Results are desired to be filed covering both a Wave Improvement and a Pfizer Product, or a Pfizer Improvement and a Wave Product (the “Coordinated Patent Rights”), the Parties shall coordinate their patent filings and prosecution strategies in good faith via the Joint Patent Subcommittee and shall endeavor to file, wherever reasonably practical and appropriate, separate (e.g., continuation and/or divisional) patent applications that individually claim either the relevant Product or the relevant Improvement, but not both, if such separate filings would not adversely affect the prosecution strategy for either case. It is expected that the Joint Patent Subcommittee will normally appoint as Prosecution Lead for such separate filings the Party that owns the relevant Improvement or Product being claimed. Each Party shall provide the other Party with copies of any Information Disclosure Statements that it submits during prosecution under this Agreement of any Patent Rights in the United States, as well as lists of any other references or other art that is cited during prosecution under this Agreement of any Patent Rights in other patent offices.

In the event that Pfizer is Prosecution Lead for any particular patent application(s) within Coordinated Patent Rights, Wave agrees to, at Pfizer’s option: 1) reimburse Pfizer for all out of pocket costs related to filing, prosecution, or maintenance of claims in such Patent Rights which do not cover a Pfizer Product or 2) with [***] days written notice accept transfer

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

from Pfizer of responsibility, and pay all costs, for filing, prosecution, or maintenance of such claims. Furthermore, where Pfizer is Prosecution Lead for any particular patent application(s) within Coordinated Patent Rights and Wave expresses interest in having claims pursued in such application(s) that Pfizer indicates in writing that it does not wish to pursue in the application(s), Wave agrees to, at Pfizer’s option: 1) reimburse Pfizer for all out of pocket costs related to filing, prosecution, or maintenance activities directed to such claims or 2) with [***] days written notice accept transfer from Pfizer of responsibility, and pay all costs, for filing, prosecution, or maintenance of such claims.

It is agreed that one purpose of the Joint Patent Subcommittee is to ensure that each Party shall take into account in good faith any good faith comments by the other Party as to the scope of any claims pursued in any Patent Rights directed to specific Stereochemically Pure ssRNAi or Antisense Oligonucleotide drug candidates Developed for the relevant Pfizer Program or Wave Program.

It is agreed that Pfizer may use internal patent counsel, filing clerks and paralegals employed by Pfizer for its prosecution related activities, including for coordinating worldwide filings of such Patent Rights, for prosecution before the European Patent Office, and for directly instructing U.S. outside counsel and ex-U.S. patent agents, including providing draft applications and responses. It is also agreed that Pfizer may employ its preferred patent agents and/or members of the “Pfizer Legal Alliance” to conduct such activities as required for U.S. and ex-U.S. prosecution.

5.1.7.	Review and Comment.

5.1.7.1.	With Respect to Pfizer Products

Review and Comment by Wave of cases prosecuted by Pfizer with respect to a Pfizer Product: Following exercise of the Pfizer Option, Pfizer shall keep Wave advised on the status of the prosecution and maintenance of those Patent Rights Pfizer is prosecuting or maintaining under this Agreement which cover 1) Results, and 2) the Pfizer Compound or Pfizer Product, it use or manufacture, other than Pfizer Improvements, including those Patent Rights, other than Pfizer Improvements, for which responsibility for filing prosecution and maintenance is transferred to Pfizer under the provisions of this Section 5, annually and at other

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

times as necessary to comply with its obligations hereunder or as reasonably requested by Wave or instructed by the Joint Patent Subcommittee. For Major Market Countries, and any other countries or patent offices specifically requested in writing by Wave, Pfizer shall allow Wave a reasonable opportunity and reasonable time to review and comment regarding substantive communications from the relevant patent offices or Governmental Authorities and drafts of any responses or other proposed substantive filings before any such filings are submitted to any relevant patent offices or Governmental Authorities, and Pfizer shall consider in good faith any reasonable comments offered by Wave in preparing any final filings to be submitted to any relevant patent offices or Governmental Authorities.

Review and Comment by Pfizer of cases prosecuted by Wave following exercise of Pfizer Option: Following exercise of the Pfizer Option, Wave shall keep Pfizer advised on the status of the prosecution and maintenance of the Wave Patent Rights annually and at other times as necessary to comply with its obligations hereunder or as reasonably requested by Pfizer or instructed by the Joint Patent Subcommittee. At Pfizer’s request, with respect to any Wave Patent Right, Wave will provide any requested copies of documents, cooperate with Pfizer, and reasonably consider Pfizer suggestions, with respect to any Wave Patent Right covering a Pfizer Product.

Further, following exercise of the Pfizer Option, Wave shall keep Pfizer advised on the status of the prosecution and maintenance of those Patent Rights, and other Patent Rights Wave is prosecuting or maintaining under this Agreement assigned to Wave as Wave Improvements or Joint Patent Rights and which cover the Pfizer Product annually and at other times as necessary to comply with its obligations hereunder or as reasonably requested by Pfizer or instructed by the Joint Patent Subcommittee. For Major Market Countries, and any other countries or patent offices specifically requested in writing by Pfizer, Wave shall allow Pfizer a reasonable opportunity and reasonable time to review and comment regarding substantive communications from the relevant patent offices or Governmental Authorities and drafts of any responses or other proposed substantive filings before any such filings are submitted to any relevant patent offices or Governmental Authorities, and Wave shall consider in good faith any reasonable comments offered by Pfizer in preparing any final filings to be submitted to any relevant patent offices or Governmental Authorities.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5.1.7.2.	With Respect to Wave Product

Review and Comment by Pfizer of cases prosecuted by Wave with respect to a Wave Product: Following exercise of the Wave Option, Wave shall keep Pfizer advised on the status of the prosecution and maintenance of those Patent Rights Wave is prosecuting or maintaining under this Agreement which cover 1) Results, and 2) the Wave Product, it use or manufacture, other than Wave Improvements, including those Patent Rights, other than Wave Improvements, for which responsibility for filing prosecution and maintenance is transferred to Wave under the provisions of this Section 5, annually and at other times as necessary to comply with its obligations hereunder or as reasonably requested by Pfizer or instructed by the Joint Patent Subcommittee. For Major Market Countries, and any other countries or patent offices specifically requested in writing by Pfizer, Wave shall allow Pfizer a reasonable opportunity and reasonable time to review and comment regarding substantive communications from the relevant patent offices or Governmental Authorities and drafts of any responses or other proposed substantive filings before any such filings are submitted to any relevant patent offices or Governmental Authorities, and Wave shall consider in good faith any reasonable comments offered by Pfizer in preparing any final filings to be submitted to any relevant patent offices or Governmental Authorities.

5.1.8.	Election to Not Prosecute or Maintain.

5.1.8.1.	With Respect to Pfizer Products

Pfizer Election to not Prosecute or Maintain Patents on Results and Covering a Pfizer Product. If, following exercise of the Pfizer Option, Pfizer has responsibility for filing, prosecution and maintenance of Patent Rights relating to Results and which cover a Pfizer Product, Candidate Compound, Backup Candidate, or Pfizer Compound, or its use, or manufacture, under the provisions of this Agreement, including through transfer of responsibility to Pfizer from Wave, for avoidance of doubt other than a Pfizer Improvement, and Pfizer at any time declines to continue prosecution or maintenance of the patents and applications in a particular country for any such Patent Right, Pfizer shall provide Wave with [***] days prior written notice to such effect, and Pfizer shall have no responsibility with respect to the prosecution or maintenance of the applicable Patent Right and no responsibility for any expenses incurred in connection with such Patent Right after the end of such [***] day period. If Wave gives written notice to Pfizer before the end of such [***] days period that Wave elects to continue prosecution or maintenance), (a) Pfizer, upon Wave’s request, shall

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

execute such documents and perform such acts, at Wave’s expense, as may be reasonably necessary to permit Wave to prosecute and maintain such Patent Right at its sole expense, and (b) Wave shall keep Pfizer advised on the status of the prosecution and maintenance of all such Patent Rights annually and at other times as reasonably requested by Pfizer or as instructed by the Joint Patent Subcommittee. In the event that Pfizer is maintaining in the same country a Patent Right that claims common priority with such Patent Right that Wave has elected to prosecute or maintain, Wave shall provide Pfizer with a reasonable opportunity to comment on all proposed substantive filings in such country with respect to such Patent Right. If Wave does not give written notice to Pfizer before the end of such [***] day period that Wave elects to continue prosecution or maintenance of such Patent Right, Pfizer shall be entitled to allow such Patent Right to lapse. For avoidance of doubt, nothing herein shall be construed to give Wave the right to use Pfizer’s Confidential Information in prosecuting such Patent Rights or in connection with such prosecution without Pfizer’s prior written consent. For avoidance of doubt, no right is provided to Wave under this Section 5.1.8.1 with respect to any Pfizer Patent Rights or Pfizer Improvements.

Wave Election to Not Prosecute or Maintain Patents Covering Pfizer Products. If, following exercise of the Pfizer Option, Wave at any time declines to continue prosecution or maintenance of patents and applications in a particular country for any Patent Right exclusively licensed to Pfizer under this Agreement which covers a Pfizer Product, Candidate Compound, Backup Candidate, or Pfizer Compound, or its use, or manufacture, Wave shall provide Pfizer with [***] days prior written notice to such effect, and Wave shall have no responsibility with respect to the prosecution or maintenance of the applicable Patent Right and no responsibility for any expenses incurred in connection with such Patent Right after the end of such [***] day period. If Pfizer gives written notice to Wave before the end of such [***] days period that Pfizer elects to continue prosecution or maintenance), (a) Wave, upon Pfizer’s request, shall execute such documents and perform such acts, at Pfizer’s expense, as may be reasonably necessary to permit Pfizer to prosecute and maintain such Patent Right at its sole expense, (b) Pfizer shall keep Wave advised on the status of the prosecution and maintenance of all such Patent Rights annually and at other times as reasonably requested by Wave and (c) Wave shall retain a fully paid up, sublicensable, non-exclusive under such Patent Right for all purposes other than those exclusively licensed to Pfizer. In the event that Wave is maintaining in the same country a Patent Right that claims common priority with such Patent Right that Pfizer has elected to prosecute or maintain, Pfizer shall provide Wave with a reasonable opportunity to

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

comment on all proposed substantive filings in such country with respect to such Patent Right. If Pfizer does not give written notice to Wave before the end of such [***] period that Pfizer elects to continue prosecution or maintenance of such Patent Right, Wave shall be entitled to allow such Patent Right to lapse. For avoidance of doubt, nothing herein shall be construed to give Pfizer the right to use Wave’s Confidential Information in prosecuting such Patent Rights or in connection with such prosecution without Wave’s prior written consent.

5.1.8.2.	With Respect to Wave Products

Wave Election to not Prosecute or Maintain Patents on Results and Covering a Wave Product. If, following exercise of the Wave Option, Wave has responsibility for filing prosecution and maintenance of Patent Rights relating to Results and which cover a Wave Product, its use or manufacture, under the provisions of this Agreement, and Wave at any time declines to continue prosecution or maintenance of the patents and applications in a particular country for any such Patent Right, for avoidance of doubt other than a Wave Improvement, Wave shall provide Pfizer with [***] days prior written notice to such effect, and Wave shall have no responsibility with respect to the prosecution or maintenance of the applicable Patent Right and no responsibility for any expenses incurred in connection with such Patent Right after the end of such [***] day period. If Pfizer gives written notice to Wave before the end of such [***] days period that Pfizer elects to continue prosecution or maintenance), (a) Wave, upon Pfizer’s request, shall execute such documents and perform such acts, at Pfizer’s expense, as may be reasonably necessary to permit Pfizer to prosecute and maintain such Patent Right at its sole expense, and (b) Pfizer shall keep Wave advised on the status of the prosecution and maintenance of all such Patent Rights annually and at other times as reasonably requested by Wave. In the event that Wave is maintaining in the same country a Patent Right that claims common priority with such Patent Right that Pfizer has elected to prosecute or maintain, Pfizer shall provide Wave with a reasonable opportunity to comment on all proposed substantive filings in such country with respect to such Patent Right. If Pfizer does not give written notice to Wave before the end of such [***] day period that Pfizer elects to continue prosecution or maintenance of such Patent Right, Wave shall be entitled to allow such Patent Right to lapse. For avoidance of doubt, nothing herein shall be construed to give Pfizer the right to use Wave’s Confidential Information in prosecuting such Patent Rights or in connection with such prosecution without Wave’s prior written consent. For avoidance of doubt, no right is provided to Pfizer under this Section 5.1.8.2 with respect to any Wave Patent Rights or Wave Improvements.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5.1.9.	Patent Term Restoration and Extension.

5.1.9.1.	With Respect to Pfizer Products

Following exercise of the Pfizer Option, Pfizer shall have the exclusive right, but not the obligation, to seek, in Wave’s name if so required, patent term extensions, supplemental protection certificates and the like available under Applicable Law, including 35 U.S.C. § 156 and applicable foreign counterparts, in any country in the Territory with respect to any Pfizer Product and in relation to Patent Rights exclusively licensed or assigned to Pfizer hereunder. Wave and Pfizer will cooperate in connection with all such activities, including executing any licenses required with respect to such extensions. Pfizer will give due consideration to all suggestions and comments of Wave regarding any such activities. In the event of a disagreement between the Parties, Pfizer will have the final decision-making authority; provided, however, that Pfizer will not seek to extend any Wave Patent Right or Wave Improvement without Wave’s agreement, unless licensed Patent Right may be extended without limiting Wave’s right to extend such licensed Patent Right for another product.

5.1.9.2.	With Respect to Wave Products

Following exercise of the Wave Option, Wave shall have the exclusive right, but not the obligation, to seek in Pfizer’s name if so required, patent term extensions, supplemental protection certificates and the like available under Applicable Law, including 35 U.S.C. § 156 and applicable foreign counterparts, in any country in the Territory in relation to the relevant Wave Product. Wave and Pfizer will cooperate in connection with all such activities, including executing any licenses required with respect to such extensions. In the event of a disagreement between the Parties, Wave will have the final decision-making authority; provided, Wave shall not have the right, without Pfizer’s agreement, not to be unreasonably withheld, to seek an extension on any Patent Rights non-exclusively licensed to Wave under this Agreement. For the avoidance of doubt Pfizer’s agreement to extend a licensed patent may be withheld if Pfizer, in its reasonable judgment believes such extension may limit Pfizer’s right to extend such licensed Patent Right for another product.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5.1.10.	Liability. To the extent that a Party is obtaining, prosecuting or maintaining a Patent Right or otherwise exercising its rights under this Section 5, neither such Party, nor any of its Affiliates, employees, agents or representatives, shall be liable to the other Party in respect of any act, omission, default or neglect on the part of any such Affiliate, employee, agent or representative in connection with such activities undertaken in good faith.

5.1.11.	Cooperation. Each Party shall provide the other Party all reasonable assistance and cooperation in the patent prosecution and extension efforts in accordance with this Section 5, including by providing any necessary powers of attorney and executing any other required documents or instruments for such prosecution or extension applications.

5.1.12.	Status Updates. Wave shall provide Pfizer with a written status update on the Patent Rights exclusively licensed to Pfizer as reasonably requested by Pfizer or instructed by the Joint Patent Subcommittee, including any updates to the list in Schedule A. Pfizer shall provide Wave with a written status update on the Patent Rights licensed to Wave as reasonably requested by Wave or instructed by the Joint Patent Subcommittee, including any updates to the list in Schedule B.

5.1.13.	Enforcement and Defense of Patent Rights.

5.1.13.1.	Notification. Each Party will promptly notify the other Party in writing of any actual, potential, suspected or threatened infringement, misappropriation or other violation by a Third Party of any licensed or assigned Patent Right under this Agreement of which it becomes aware (“Third Party Infringement”).

5.1.13.2.	Control.

5.1.13.2.1.	With Respect to Pfizer Products

Except as otherwise provided in this Section, Pfizer will have the sole right, but not the obligation, to institute litigation or take other steps to remedy Third Party Infringement with respect to a Pfizer Product, and any such litigation or steps will be at Pfizer’s expense; provided for the avoidance of doubt that Pfizer shall have no right under any Patent Right non-exclusively licensed to Pfizer hereunder, and further provided that any recoveries resulting from such

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

litigation or steps relating to Third Party Infringement of Patent Rights licensed or assigned to Pfizer hereunder, after deducting Pfizer’s out of pocket expenses (including counsel fees and expenses) in pursuing such claim, will be deemed Net Sales. Pfizer will not, without the prior written consent of Wave, enter into any compromise or settlement relating to such litigation that (a) admits the invalidity or unenforceability of any licensed or assigned Patent Right under this Agreement or (b) requires Pfizer to abandon any such Patent Right. In order to establish standing, Wave, upon request of Pfizer, agrees to timely commence or to join in any such litigation, at Pfizer’s expense, and in any event to cooperate with Pfizer in such litigation or steps at Pfizer’s expense. Wave will have the right to consult with Pfizer about such litigation and to participate in and be represented by independent counsel in such litigation at Wave’s expense.

5.1.13.2.2.	With Respect to Wave Products

Except as otherwise provided in this Section, Wave will have the sole right, but not the obligation, to institute litigation or take other steps to remedy Third Party Infringement with respect to a Wave Product, and any such litigation or steps will be at Wave’s expense, provided for the avoidance of doubt that Wave shall have no right under any Patent Right non-exclusively licensed to Wave hereunder, and provided that any recoveries resulting from such litigation or steps relating to Third Party Infringement of any Patent Right assigned to Wave hereunder, after deducting Pfizer’s out of pocket expenses (including counsel fees and expenses) in pursuing such claim, will be deemed Net Sales. Wave will not, without the prior written consent of Pfizer, enter into any compromise or settlement relating to such litigation that (a) admits the invalidity or unenforceability of any such assigned Patent Right under this Agreement or (b) requires Wave to abandon any such assigned Patent Right. In order to establish standing, Pfizer, upon request of Wave, agrees to timely commence or to join in any such litigation, at Wave’s expense, and in any event to cooperate with Wave in such litigation or steps at Wave’s expense. Pfizer will have the right to consult with Wave about such litigation and to participate in and be represented by independent counsel in such litigation at Pfizer’s expense.

5.1.13.3.	Other Actions by Third Parties. Each Party will promptly notify the other Party in the event of any legal or administrative action by any Third Party involving any exclusively licensed or assigned Patent Right of

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

which it becomes aware, including any nullity, revocation, interference, reexamination or compulsory licensing proceeding. Each will have the first right, but not the obligation, to defend against any such action involving any Patent Right that it is prosecuting or maintaining, in its own name (to the extent permitted by Applicable Law) or other Party’s name, and any such defense will be at its expense. Each Party, at the prosecuting Party’s request, agrees to join in any such action at the prosecuting Party’s expense and in any event to cooperate with prosecuting Party at the prosecuting Party’s expense. If the prosecuting Party fails to defend against any such action involving an exclusively licensed or assigned Patent Right, then the other Party will have the right to defend such action, in its own name, and any such defense will be at the other Party’s expense.

5.1.13.4.	Third Party Infringement Suits.

5.1.13.4.1.	Notification. Each Party will promptly notify the other Party in the event that any Third Party files suit or brings any other action alleging patent infringement by Pfizer or Wave or any of their respective Affiliates or sublicensees with respect to the Development, Manufacture, Commercialization or use of any Pfizer Compound or Wave Compound or Product or the practice of any Pfizer Technology or Wave Technology or Wave Hepatic Targeting Technology (any such suit or other action referred to herein as an “Infringement Claim”).

5.1.13.4.2.	Control. In the case of any Infringement Claim against a Party (including its Affiliates or sublicensees) alone or against both such Party and the other Party (including its Affiliates), the Party whose Compound or Product or technology is the subject of the litigation (the “Controlling Party”) will have the right, but not the obligation, to control the defense of such Infringement Claim, including control over any related litigation, settlement, appeal or other disposition arising in connection therewith). The other Party (the “Non-Controlling Party”) will cooperate with Controlling Party and will have the right to consult with the Controlling Party concerning any Infringement Claim and to participate in and be represented by independent counsel in any associated litigation in which the Non-Controlling Party is a party at the Non-Controlling Party’s own expense In the case of any Infringement Claim

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

against a Party alone concerning the other Party’s Product, such other Party will have the right to consult with the Party involved in the action concerning such Infringement Claim. In the case of an Infringement Claim that does not relate to a Party’s Compound or Product or technology, the Parties shall cooperate in determining control of the litigation.

5.1.14.	Orange Book Information. Each Party will have the sole right, but not the obligation, to submit to all applicable Governmental Authorities patent information pertaining to its Products pursuant to 21 U.S.C. § 355(b)(1)(G) (or any amendment or successor statute thereto), any similar statutory or regulatory requirement enacted in the future regarding biologic products, or any similar statutory or regulatory requirement in any non-U.S. country or other regulatory jurisdiction.

5.1.15.	Paragraph IV Type Notices. Notwithstanding any provision of this Agreement to the contrary, each Party will promptly (but in no event later than [***] following receipt or discovery, whichever occurs first) give written notice to the other Party of any certification of which it becomes aware filed pursuant to any statutory or regulatory requirement in any country in the Territory similar to 21 U.S.C. § 355(b)(2)(A)(iv) or 21 U.S.C. § 355(j)(2)(A)(vii)(IV) (or any amendment or successor statute thereto) claiming that any Patent Right licensed or assigned under the Agreement and covering any Party’s Compound or Product is invalid or that infringement will not arise from the Development, Manufacture, Commercialization or use in the Territory of such compound or Product by a Third Party. Upon the giving or receipt of such notice, the Party whose Compound or Product is relevant will have the sole right, but not the obligation, to bring an infringement action against such Third Party. In order to establish standing in connection with any action brought under this Section, the Parties will reasonably cooperate with each other and will timely commence or join in any such action if requested at the other Party’s expense. In the event of any conflict between the terms of this Section and the terms of any other Section, the terms of this Section will control and govern.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5.2.	Grants of Research Licenses.

5.2.1.	To Pfizer. Subject to the terms and conditions of this Agreement, Wave hereby grants to Pfizer a nonexclusive, [***] license [***], including the right to grant sublicenses solely to Affiliates and to contractors performing work for Pfizer under the Research Plan, to use Wave’s Confidential Information, Wave Patent Rights and Wave Know-How [***].

5.2.2.	To Wave. Subject to the terms and conditions of this Agreement, Pfizer hereby grants to Wave a nonexclusive, [***] license [***], including the right to grant sublicenses solely to Affiliates and to contractors performing work for Wave under the Research Plan, to use Pfizer’s Confidential Information, Pfizer Patent Rights and Pfizer Know-How [***].

5.3.	Pfizer Option for Commercial License. For each Pfizer Program, Wave hereby grants to Pfizer the exclusive option (each, a “Pfizer Option”) to acquire an exclusive, royalty-bearing license, in the Territory, with the right to grant sublicenses, under Wave’s interest in the Results (including Patent Rights and other Intellectual Property Rights covering or directed to Results and Wave Improvements), Wave Hepatic Targeting Technology, Wave Technology, Wave Patent Rights, and Wave Know-How to Develop, make, have made, use, sell, offer for sale, import, export and Commercialize the Candidate Compound and the Back-Up Candidate resulting from such Pfizer Program (each, a “Pfizer Compound”) and Pfizer Products based upon or resulting from the Pfizer Compound(s) from such Pfizer Program for all therapeutic, prophylactic and diagnostic purposes, under the terms and conditions described in this Agreement. Pfizer may exercise such Pfizer Option by delivering written notice to Wave [***] after receipt by Pfizer of the CAN Package for the Candidate Compound or for such additional period as the Parties may agree in writing (each, a “Pfizer Option Period”). Pfizer’s failure to timely exercise such Pfizer Option shall cause such Pfizer Option to lapse and expire, and Wave will be free to offer, license, transfer or make any other disposition of rights in or to such Pfizer Compounds to one or more Third Parties or to Develop and Commercialize the Pfizer Compounds itself.

5.4.	Wave Option for Commercial License. For each Wave Program, Pfizer hereby grants to Wave the exclusive option (each, a “Wave Option”) to acquire a non-exclusive, royalty-bearing license, during the Term, in the Territory, for stereochemically controlled oligonucleotide therapies against any target (excluding Pfizer Program(s)) and the exclusions to Antisense Oligonucleotides and ssRNAi described in Section 4.2), with the right to grant sublicenses, under Pfizer’s interest in Results (including Patent Rights and other Intellectual Property Rights covering or directed to Results and Pfizer Improvements), Pfizer Technology, Pfizer Patent Rights, Pfizer Know-

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

How, to Develop, make, have made, use, sell, offer for sale, import, export and Commercialize compounds resulting from such Wave Program (each, a “Wave Compound”) and Wave Products based upon or resulting from the Wave Compound(s) from such Wave Program, for all therapeutic, prophylactic and diagnostic purposes, under the terms and conditions described in this Agreement. Wave may exercise such Option by delivering written notice to Pfizer [***] after the Research Term or for such additional period as the Parties may agree in writing (each, a “Wave Option Period”). Wave’s failure to timely exercise such Wave Option shall cause such Wave Option to lapse and expire.

6.	RESULTS.

During the Research Term and subject to Article 8, Pfizer and Wave researchers may discuss Results, interim results and modification to the Research Plan, and Results under the Wave Programs. Such discussions will be governed by the terms and conditions of this Agreement, including the confidentiality terms of Article 8.

7.	FINANCIALS FOR PFIZER PROGRAMS AND WAVE PROGRAMS.

7.1.	Concurrent Equity Investment by Pfizer. Pfizer or an Affiliate will make, concurrent with execution of this Agreement, a Thirty Million Dollar (US$30,000,000.00) equity investment via private placement pursuant to the terms of a Share Purchase Agreement dated even date herewith.

7.2.	Pfizer Programs.

7.2.1.	Upfront License Fee. Pfizer will pay to Wave the amount of Ten Million Dollars ($10,000,000.00) (the “Upfront Payment”) within forty-five (45) days of the Effective Date.

7.2.2.	Functional Stereoisomer Milestone. Wave will notify Pfizer as soon as practicable upon achievement of the [***] and will deliver a report to Pfizer detailing the results of the [***]. A milestone payment of [***] (the “DRP1 Milestone Payment”) will be payable by Pfizer to Wave [***] days after receipt and acceptance by Pfizer of [***] report. The [***] is payable only once. Satisfaction of a Pfizer Milestone Event by a licensee or assignee of, or a Third Party retained by, Pfizer or its Affiliates will be deemed to have been satisfied by Pfizer for purposes of this Section 7.2.2.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.2.3. Pfizer Milestones. Pfizer will notify Wave as soon as practicable upon achievement of each milestone event associated with a Pfizer Program (each, a “Pfizer Milestone Event”) for each Pfizer Program described in Table 1 below. Each payment listed in Table 1 associated with a Pfizer Milestone Event is herein called a “Pfizer Milestone Payment”. Each Pfizer Milestone Payment (including the Pre-CAN Functional Stereoisomer Milestone Payment) is payable only once against each Pfizer Program, whether or not a Back-Up Candidate has been named for that Pfizer Program, and regardless of the number of Pfizer Products resulting from such Pfizer Program. Satisfaction of a Pfizer Milestone Event by a licensee or assignee of, or a Third Party retained by, Pfizer or its Affiliates will be deemed to have been satisfied by Pfizer for purposes of this Section 7.2.3.

Table 1. Pfizer Milestone Payment Events.

Figures are in millions of U.S. dollars

Event	Initial Program 1 and Initial Program 2	Additional Program 1 Additional Program 2 and Additional Program 3
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.2.4.	Pfizer Royalties.

a.	Pfizer Royalty Rate. In consideration of the licenses and rights granted to Pfizer under each Pfizer Option, Pfizer will pay to Wave royalties (“Pfizer Royalties”) on Net Sales of Pfizer Products in the Territory, where such Pfizer Royalties shall be calculated each Pfizer Quarter by multiplying the Net Sales for such Pfizer Quarter by the applicable rate for such portion of Net Sales as set forth in Table 2 below.

Table 2. Pfizer Royalties for each Pfizer Program.

Net Sales	Initial Program 1 and Initial Program 2 (or any alternate Pfizer Program)	Additional Program 1 Additional Program 2 and Additional Program 3 (or any alternate Pfizer Program)
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

b.	Pfizer Royalty Term. Pfizer Royalties will be payable on a country-by-country, Pfizer Product-by-Pfizer Product basis commencing as of the First Commercial Sale of a Pfizer Product in each country until the expiration of the Pfizer Royalty Term for such Pfizer Product in each country.

7.3.	Wave Programs.

7.3.1.	Wave Milestones. Wave will notify Pfizer as soon as practicable upon achievement of each milestone event associated with a Wave Program (each, a “Wave Milestone Event”) for each Wave Program described in Table 3 below. Each payment listed in Table 3 associated with a Wave Milestone Event is herein called a “Wave Milestone Payment”. Each Wave Milestone Payment is payable only once for each Wave Program, whether or not a Back-Up Candidate has been named for that Wave Program, and regardless of the number of Wave Products resulting from such Wave Program. Satisfaction of a Wave Milestone Event by a licensee or assignee of, or a Third Party retained by, Wave or its Affiliates will be deemed to have been satisfied by Wave for purposes of this Section 7.3.1.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Table 3. Wave Milestone Payment Events

Figures are in millions of U.S. dollars

Event	Each Wave Program
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

7.3.2.	Wave Royalties.

a.	Wave Royalty Rate. In consideration of the licenses and rights granted to Wave under each Wave Option, Wave will pay to Pfizer, royalties (“Wave Royalties”) on Net Sales of Wave Product in the Territory, where such Wave Royalties shall be calculated each Calendar Quarter by multiplying the Net Sales by the applicable rate for such portion of Net Sales as set forth in Table 4 below.

Table 4. Wave Royalties for each Wave Program

Net Sales	Each Wave Program
[***]	[***]
[***]	[***]
[***]	[***]

b.	Wave Royalty Term. Wave Royalties will be payable on a country-by-country basis, and Wave Product-by-Wave Product basis, commencing as of the First Commercial Sale of a Wave Product in each country until the expiration of the Wave Royalty Term for such Wave Product in each country.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.4.	Payment Method. Payment methods shall apply to each Party, mutatis mutandis.

7.4.1.	Any payments under this Agreement that are recorded in currencies other than the US dollar shall be converted into US dollars at the average of the daily foreign exchange rates published in the Wall Street Journal (or any other qualified source that is acceptable to both Parties) for the Pfizer Quarter or Calendar Quarter (as applicable) in which such payments or expenses occurred, or for periods less than a Pfizer Quarter or Calendar Quarter (as applicable), the average of the daily rates published in the Wall Street Journal for such period.

7.4.2.	All payments from Licensee to Licensor shall be made by wire transfer in US Dollars to the credit of such bank account as may be designated by Licensor in writing to Licensee. Any payment which falls due on a date which is not a Business Day may be made on the next succeeding Business Day.

7.4.3.	Licensee shall pay to Licensor amounts due for milestones and fees under this Agreement [***] days after receipt of an invoice from Licensor for the amount of the milestone or fee and referencing this Agreement.

7.5.	Tax.

7.5.1.	VAT. It is understood and agreed between the Parties that any payments made under this Agreement are exclusive of any value added or similar tax (“VAT”), which shall be added thereon as applicable. Where VAT is properly added to a payment made under this Agreement, the Party making the payment will pay the amount of VAT only on receipt of a valid tax invoice issued in accordance with the laws and regulations of the country in which the VAT tax is chargeable.

7.5.2.	Withholding Taxes. In the event any payments made pursuant to this Agreement become subject to withholding taxes under the laws or regulation of any jurisdiction, the Party making such payment shall deduct and withhold the amount of such taxes for the account of the payee to the extent required by Applicable Law and such amounts payable to the payee shall be reduced by the amount of taxes deducted and withheld. Any such withholding taxes required under Applicable Law to be paid or withheld shall be an expense of, and borne solely by, the payee.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.5.3.	Tax Cooperation. To the extent that the Party making a payment is required to deduct and withhold taxes on any payments under this Agreement, the Party making such payment shall pay the amounts of such taxes to the proper governmental authority in a timely manner and promptly transmit to the payee an official tax certificate or other evidence of such withholding sufficient to enable the payee to claim such payments of taxes. The payee shall provide any tax forms to the Party making such payment that may be reasonably necessary in order for such Party not to withhold tax or to withhold tax at a reduced rate under an applicable bilateral income tax treaty. The payee shall use reasonable efforts to provide any such tax forms to the Party making the payment at least [***] days prior to the due date for any payments for which the payee desires that the Party making the payment apply a reduced withholding rate. Each Party shall provide the other with reasonable assistance to enable the recovery, as permitted by Law, of withholding taxes, VAT, or similar obligations resulting from payments made under this Agreement, such recovery to be for the benefit of the Party bearing such withholding tax or VAT.

7.5.4.	Notwithstanding anything in this Agreement to the contrary, if an action (including but not limited to any assignment or sublicense of its rights or obligations under this Agreement, or any failure to comply with Applicable Law or filing or record retention requirements) by a Party leads to the imposition of withholding tax liability or VAT on the other Party that would not have been imposed in the absence of such action or in an increase in such liability above the liability that would have been imposed in the absence of such action, then the sum payable by that Party (in respect of which such deduction or withholding is required to be made) shall be increased to the extent necessary to ensure that the other Party receives a sum equal to the sum which it would have received had no such action occurred, (ii) otherwise, the sum payable by that Party (in respect of which such deduction or withholding is required to be made) shall be made to the other Party after deduction of the amount required to be so deducted or withheld, which deducted or withheld amount shall be remitted in accordance with Applicable Law.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.6.	Sublicense Fees. Licensee shall pay to Licensor [***] of all Sublicense Fees payable from any of Licensee’s sublicensees as set forth above. As used herein, “Sublicense Fees” means any and all consideration in any form provided by sublicensees hereunder for rights to the Licensed Technology, excluding Royalties (which shall be subject to the terms of this Article 7). Licensee shall pay all Sublicense Fees received during each Pfizer Quarter or Calendar Quarter (as applicable) within [***] days following the expiration of each such Pfizer Quarter or Calendar Quarter (as applicable). All payments shall be accompanied by a report that includes a calculation of all Sublicense Fees payable to Licensor for the applicable Pfizer Quarter or Calendar Quarter (as applicable).

7.7.	Development and Commercialization.

7.7.1.	Development. Pfizer shall itself, or through its Affiliates or sublicensees, on a Pfizer Program by Pfizer Program basis, use Commercially Reasonable Efforts to Develop in each Major Market Country in the Territory at least one Pfizer Compound or Pfizer Product resulting from each Pfizer Program for which Pfizer has exercised its Option. In connection with its efforts to Develop at least one Pfizer Compound or Pfizer Product resulting from each Pfizer Program, Pfizer shall bear all responsibility and expense for filing Regulatory Filings in Pfizer’s name and obtaining Regulatory Approval for the Pfizer Product(s) resulting from each Pfizer Program. Pfizer will undertake such activities at its sole expense and shall provide to Wave reports for Pfizer Compounds or Pfizer Product(s) resulting from each Pfizer Program (each, a “Development Report”) regarding Pfizer’s progress within [***] days following the expiration of each Calendar Year. Such Development Reports will include, inter alia, improvements made by Pfizer to Wave Technology and to Wave Hepatic Targeting Technology.

7.7.2.	Commercialization; Manufacturing.

(a) Pfizer shall itself, or through its Affiliates or sublicensees, on a Pfizer Program by Pfizer Program basis, use Commercially Reasonable Efforts to Commercialize the Pfizer Product(s) resulting from each Pfizer Program in each country in the Territory for which it receives Regulatory Approval. Pfizer will undertake such activities at its sole expense.

(b) In the event that Pfizer seeks to engage any third party to provide manufacturing services in support of Development or Commercialization of any Pfizer Compound or Pfizer Product, then, Pfizer agrees to consider, in good faith, entering into negotiations with Wave for a manufacturing services agreement. [***].

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.7.3.	Termination or Failure to Progress; Reversionary Licenses to Wave. In the event that Pfizer declines to exercise its Pfizer Option for a Pfizer Program during the Option Period or Pfizer has substituted the relevant target for a Pfizer Program for an Alternate Target pursuant to Section 4.1.5 or, if after exercise of the Pfizer Option for a Pfizer Program, (a) Pfizer either terminates the Pfizer Program or terminates the Agreement in-part with respect to such Pfizer Program under the termination provisions of Section 13.2 (in each of the foregoing cases, the “Terminated Program”), or (b) Pfizer fails to use Commercially Reasonable Efforts to Develop or Commercialize at least one of the Candidate Compound, Backup Candidate or Pfizer Compound or Pfizer Product resulting from the relevant Pfizer Program and such failure has been finally arbitrated as described in Section 17.4 with a finding that Pfizer did fail to use Commercially Reasonable Efforts and Wave has terminated the relevant Pfizer Program under Section 13.3, or (c) Pfizer has otherwise materially breached the Agreement and Wave has terminated the Agreement with respect to the relevant Pfizer Program under Section 13.3, (in the case of either (b) or (c)), the “Non-Progressed Program”), then all license rights granted under this Agreement from Wave to Pfizer covering such Terminated Program or such Non-

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Progressed Program, as the case may be, will automatically and immediately terminate and revert fully back to Wave. In addition, and subject to negotiation in good faith between Pfizer and Wave of terms and conditions governing fair consideration and further licensing terms, Pfizer shall grant to Wave, and does hereby grant to Wave conditional upon the occurrence of such event, on financial terms and conditions to be negotiated between the Parties in good faith, [***], (1) a worldwide, non-exclusive, sublicenseable license under the Pfizer Technology, the Pfizer Patent Rights and the Pfizer Know How, and (2) a worldwide, non-exclusive (or exclusive, to be negotiated in good faith between the Parties if an exclusive license is reasonably necessary in view of the competitive considerations for a commercially viable product), sublicenseable license under the Pfizer Results and related Intellectual Property Rights and under the Pfizer Program IP, in the case of each of (1) and (2) solely for purposes of Development and Commercialization of Pfizer Compounds and Pfizer Products that had resulted from such Terminated Program or Non-Progressed Program, solely as and to the extent necessary or reasonably useful for Wave to Develop, make, have made, use, sell, offer for sale, import, export and Commercialize the Pfizer Compounds and Pfizer Products resulting from the Terminated Program or Non-Progressed Program, as the case may be, and (3) a worldwide, exclusive, sublicenseable license to (or, where legally appropriate and reasonably practicable, Pfizer shall assign and transfer to Wave, at no additional cost to Wave, ownership and responsibility for) all Regulatory Filings and Regulatory Approvals held by Pfizer or its Affiliates or Sublicensees anywhere in the world with respect to such Pfizer Compounds and Pfizer Products resulting from such Terminated Program or Non-Progressed Program. Pfizer shall reasonably cooperate with Wave notifying each applicable Regulatory Authority and contract research organization of such exclusive license (or assignment and transfer or responsibility) to Wave of such Regulatory Filings and Regulatory Approvals. The license rights and other rights to be granted to Wave as described in sub-parts (1), (2) and (3) above shall collectively be referred to as the “Reversionary Licenses”.

7.8.	Standstill.

7.8.1.	During the [***] period following the Effective Date (the “Restricted Period”), except as expressly approved or invited in writing by Wave, none of Pfizer or any of its controlled Affiliates (the “Standstill Parties”) shall, and Pfizer shall not authorize, instruct or facilitate any Standstill Party or other person or entity to:

7.8.1.1.	except with respect to the Shares (as defined in the Share Purchase Agreement), acquire, offer to acquire, agree to acquire or cause or effect the acquisition of, directly or indirectly, by purchase or otherwise, ownership (including, but not limited to, beneficial ownership as defined in Rule 13d-3 under the Exchange Act) of any Company Securities (as defined in the Share Purchase Agreement);

7.8.1.2.	“solicit” or encourage any other entity to solicit “proxies” (as such terms are defined in Regulation 14A under the Exchange Act) with respect to any matter involving Wave, its nominees for directors or otherwise initiate, propose or solicit, or induce any other person or entity to initiate, propose or solicit any shareholder of Wave, any shareholder proposal or director nominations, any tender offer for Company Securities, any Acquisition Transaction (as defined below), or for the purpose of convening a shareholders’ meeting of Wave;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.8.1.3.	except with respect to proxies executed in connection with shareholders’ meetings of Wave, deposit any Company Securities in any voting trust or subject them to any voting agreement or other agreement of similar effect;

7.8.1.4.	join or form any partnership, limited partnership, syndicate, or other group within the meaning of Section 13(d)(3) of the Exchange Act (as defined in the Share Purchase Agreement) for the purpose of acquiring, holding or disposing of beneficial ownership of any Company Securities or encourage, advise or, for the purpose of circumventing or avoiding any of the provisions of this Section 7.8.1, assist any person or entity to do any of the foregoing or otherwise take any action individually or jointly with any partnership, limited partnership, syndicate, or other group or assist any other person or entity or group of persons or entities in taking any action it could not individually take under this Section 7.8.1;

7.8.1.5.	make, effect, cause, initiate or participate in any Acquisition Transaction with respect to Wave (for the avoidance of doubt, Pfizer may directly engage Wave’s management and/or its Board of Directors in private discussions with respect to an Acquisition Transaction by and between Pfizer and Wave); or

make any public proposals to Wave or any of its Affiliates, directors, officers, employees, agents, representatives, successors or security holders concerning, or otherwise announce any intention to effect or participate in any Acquisition Transaction relating to Wave or any Affiliate or successor of Wave or take any action that would require Wave to make a public announcement regarding the possibility of an Acquisition Transaction with Pfizer or any of its Affiliates.

7.8.2.	“Acquisition Transaction” means any transaction involving: (i) any sale, license, lease, exchange, transfer or other disposition of the assets of Wave or any subsidiary of Wave constituting more than [***] of the consolidated assets of Wave or accounting for more than [***] of the consolidated revenues of Wave in any one transaction or in a series of related transactions; (ii) any offer to purchase, tender offer, exchange offer or any similar transaction or series of related transactions made by any person or

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

entity involving more than [***] of the outstanding voting securities of Wave; or (iii) any merger, consolidation, business combination, share exchange, reorganization or similar transaction or series of related transactions involving Wave or any subsidiary of Wave whereby the holders of voting securities of Wave immediately prior to any such transaction hold less than [***] of the voting securities of Wave or the surviving company (or its parent company) immediately after the consummation of any such transaction.

7.8.3.	Notwithstanding Section 7.8.1, Pfizer and its Affiliates may own (and may acquire shares or other ownership interests in) any mutual fund or similar entity that owns Company Securities provided that Pfizer and its Affiliates own, in the aggregate, less than [***] of such mutual fund or similar entity and do not exercise control over the management or policies of such entity. The provisions set forth in Section 7.8.1 shall not prohibit passive investments by a pension or employee benefit plan or trust for Purchaser’s or its Affiliates’ employees so long as such investments are directed by independent trustees, administrators or employees.

7.8.4.	Notwithstanding anything to the contrary herein, the Restricted Period shall terminate automatically upon:

7.8.4.1.	any person (x) becoming the beneficial owner (within the meaning of Section 13(d)(1) of the Exchange Act) of [***] or more of Wave’s outstanding equity securities, or any rights or options to acquire such ownership, including from a third party, (y) commencing or publicly announcing an intention to commence a tender or exchange offer that, if consummated, would make such person (or any of its Affiliates) the beneficial owner (within the meaning of Section 13(d)(1) of the Exchange Act) of [***] or more of Wave’s equity securities, or any rights or options to acquire such ownership, including from a third party, or (z) making an offer or proposal which if effected would result in an Acquisition Transaction, which offer or proposal is made public, in each case so long as no Standstill Party has violated any provision of Section 7.8.1 with respect to such person; or

7.8.4.2.	Wave (x) entering into or publicly announcing its intention to enter into a definitive agreement with a third party to effectuate a transaction which

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

will result in the acquisition, directly or indirectly, by any person or group of beneficial ownership of [***] or more of Wave’s outstanding equity securities or any rights or options to acquire such ownership, including from a third party, or (y) publicly announcing (including through an agent or representative) Wave’s or its Board of Directors’ approval or recommendation of any such transaction.

7.8.5.	Wave agrees that it will not assert that any provision of this Agreement, the Share Purchase Agreement or any other agreement between Pfizer or its Affiliates, on the one hand, and Wave or its Affiliates, on the other hand, restricts Pfizer or its Affiliates from taking any action set forth in Section 7.8.1 after the expiration or termination of the Restricted Period.

8.	Confidential Information.

8.1.	“Confidential Information” means all information, data, samples or materials in tangible form disclosed by one Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) hereunder, and relating to the Research Plan and that is disclosed in writing and marked as “Confidential” at the time it is delivered by the Disclosing Party to the Receiving Party, [***]. Without limiting the meaning of the term, “Confidential Information” includes all technical and non-technical information conveyed from Disclosing Party to the Receiving Party in any form, and other trade secrets, proprietary information, data, methods, formulas, processes, protocols, scale of operations, source and engineering of operations, technologies and equipment employed, information relating to quality assurance, procedures for and record keeping, cell culture media, techniques, inventions, know-how, apparatus, and formulae, related to Disclosing Party’s biological materials. Notwithstanding any other provisions herein, Confidential Information does not include information which, to the extent the Receiving Party can prove by competent evidence,

(i)	at the time of its disclosure to the Receiving Party or its Affiliates is publicly known;

(ii)	after its disclosure to the Receiving Party or its Affiliates, becomes publicly known by publication or otherwise, except in breach of this agreement;

(iii)	the Receiving Party can conclusively establish with contemporaneous records was in its or its Affiliates’ possession at the time of disclosure hereunder or was subsequently and independently developed by its or its Affiliates’ employees who had no knowledge of Confidential Information disclosed hereunder;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(iv)	the Receiving Party or its Affiliates receives from a Third Party not under obligation or duty of confidentiality, directly or indirectly, to the other Party hereto; or

(v)	the Receiving Party or its Affiliates independently develops without reference to the Confidential Information of the Disclosing Party.

8.2.	Disclosure Required by Law. Notwithstanding anything to the contrary contained herein, the Receiving Party will be permitted to disclose any of the Disclosing Party’s Confidential Information that is required or requested to be disclosed by a governmental authority or Applicable Law in connection with a legal or administrative proceeding (including in connection with any regulatory approval process), but only to the extent necessary to satisfy the request, and provided that the Receiving Party will:

(i)	notify the Disclosing Party of any such disclosure requirement as soon as practicable; and

(ii)	reasonably cooperate with the Disclosing Party (at the Disclosing Party’s cost) if the Disclosing Party seeks a protective order or other remedy in respect of any such disclosure.

If the Disclosing Party fails to obtain a protective order or waives compliance with the relevant provisions of this Agreement, the Receiving Party will disclose only that portion of the Confidential Information which its legal counsel determines it is required to disclose.

8.3.	Return of Confidential Information. Upon expiration or termination of this Agreement, the Receiving Party will upon the Disclosing Party’s written direction: (a) return the Disclosing Party’s Confidential Information to the Disclosing Party, or (b) destroy the Disclosing Party’s Confidential Information and promptly certify in writing that it has done so, including all copies and extracts of documents, within [***] days of the request upon the termination of this Agreement, except that the Receiving Party (i) may retain a single copy of the Disclosing Party’s Confidential Information for the sole purpose of ascertaining its ongoing rights and responsibilities respecting such information, (ii) the Receiving Party shall not be required to destroy any computer files created during automatic system back up that are subsequently stored securely by the Receiving Party, and (iii) may retain the Disclosing Party’s Confidential Information to the extent reasonably necessary to exercise its surviving rights under this Agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

8.4.	Retention of Confidential Information. Notwithstanding Section 8.2 above, the Receiving Party:

(i)	may retain a single copy of the Disclosing Party’s Confidential Information for the sole purpose of ascertaining its ongoing rights and responsibilities in respect of such Confidential Information; and

(ii)	will not be required to destroy any computer files stored securely by the Receiving Party or its Affiliates that are: (x) created during automatic system back up; or (y) retained for legal purposes by the legal division of the Receiving Party and its Affiliates.

8.5.	Each Receiving Party agrees to maintain the Disclosing Party’s Confidential Information in confidence with at least the same degree of care with which the Receiving Party holds its own confidential information, and in any event not less than a reasonable degree of care. Neither Party will use the Confidential Information of the other Party except for the performance of the work described in the Research Plan. Each of the Parties will disclose the Confidential Information only to its officers, consultants and employees directly concerned with the Research Plan, but will neither disclose the Confidential Information to any Third Party nor use the Confidential Information for any other purpose without the written consent of an authorized representative of the other Party. The obligations of confidentiality and restricted use of this Section 8.5 will extend for a period of [***] from the expiration or termination for any reason of this Agreement.

9.	OTHER COMMERCIAL CLAUSES. The following clauses apply to the commercial licenses under the Pfizer Options and under the Wave Options, mutatis mutandis.

9.1.	Technology Transfer.

9.1.1.	Documentation. For a period of [***] days after date of exercise (the “Exercise Date”) of the Pfizer Option or the Wave Option, as the case may be (“Transfer Period”), Licensor will use reasonable efforts to make available to Licensee all currently available copies of pre-clinical and clinical written documentation that is necessary for Licensee to continue Developing the Product and that is Controlled by Licensor as of the Effective Date (collectively, “Documentation”). Included in the Documentation, without limitation, will be [***], to the extent necessary for

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

the reproduction of the Licensor’s work. For a period of [***] days following expiration of the Transfer Period, if Licensee discovers or learns of any other Documentation that exists and has not been supplied to Licensee or otherwise made available to Licensee in accordance with this Section 9.1.1, Licensor shall use reasonable efforts to promptly locate such Documentation and shall make a copy of same available to Licensee.

9.1.2.	Regulatory Filings; Regulatory Approvals. Subject to the provisions of Section 7.7.3 as applicable, Licensor will use reasonable efforts following the Exercise Date, to the extent permitted by applicable Regulatory Authorities, to transfer to Licensee all Regulatory Filings and Regulatory Approvals held by Licensor with respect to the Product and shall reasonably cooperate with Licensee in notifying each applicable Regulatory Authority of such transfer.

9.2.	Records; Audit Rights.

9.2.1.	Relevant Records. Licensee shall maintain accurate financial books and records pertaining to Licensee’s sale of the Product, including any and all calculations of the applicable Fees (collectively, “Relevant Records”). Licensee shall maintain the Relevant Records for the longer of: (a) the period of time required by Applicable Law, or (b) [***] following expiration or termination of this Agreement.

9.2.2.	Audit Request. Licensor shall have the right during the Term [***] to engage, at its own expense, an independent auditor reasonably acceptable to Licensee to examine the Relevant Records from time-to-time, but no more frequently than once [***], as may be necessary to verify compliance with the terms of this Agreement. Such audit shall be requested in writing [***] days in advance, and shall be conducted during Licensee’s normal business hours and otherwise in manner that minimizes any interference to Licensee’s business operations.

9.2.3.	Audit Fees and Expenses. Licensor shall bear any and all fees and expenses it may incur in connection with any such audit of the Relevant Records; provided, however, in the event an audit reveals an underpayment of Licensee of [***] as to the period subject to the audit, Licensee shall reimburse Licensor for any reasonable and documented out-of-pocket costs and expenses of the audit [***] days after receiving invoices thereof.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

9.2.4.	Payment of Deficiency. If any audit establishes that Licensee underpaid any amounts due to Licensor under this Agreement, then Licensee shall pay Licensor any such deficiency [***] days after receipt of written notice thereof. For the avoidance of doubt, such payment will be considered a late payment, subject to Section 7.5.

10.	PUBLICATION. Notwithstanding any matter set forth in this Agreement to the contrary, Results obtained in the course of the progression of the Research Plan or of the Wave Programs (but for the Wave Programs only if the Results to be published pertain to the use of Pfizer Technology) will not be published without the express written permission of the other Party; [***].

11.	REPRESENTATIONS AND WARRANTIES; DISCLAIMERS.

11.1.	Each Party represents and warrants that it has full authority to execute this Agreement and undertake the obligations herein. Wave represents and warrants that it has all rights and permissions necessary to transfer the Wave Materials to Pfizer and to grant the limited license hereunder; and Pfizer represents and warrants that it has all rights and permissions necessary to transfer the Pfizer Materials to Wave and to grant the limited license hereunder.

11.2.	Representations and Warranties of the Licensor. Licensor represents and warrants to Licensee as of the Effective Date that,

11.2.1.	to its Knowledge, there is no claim pending alleging that the Use of the Product in the Field within the Territory infringes, misappropriates or otherwise violates the Intellectual Property Rights of a Third Party. As used herein, “Knowledge” means first hand and actual knowledge of the officers of Licensor and is not meant to require or imply that any particular inquiry or investigation has been undertaken including, without limitation, obtaining any type of search (independent of that performed by the actual governmental authority during the normal course of patent prosecution, as applicable, in a jurisdiction) or opinion of counsel; and

11.2.2.	to its Knowledge, there is no claim pending or threatened by Licensor alleging that a Third Party is or was infringing, misappropriating or otherwise violating the Licensed Technology in the Field within the Territory.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

11.3.	Representations and Warranties by Licensee. Licensee represents and warrants to Licensor that it shall comply with all Applicable Law with respect to the performance of its obligations hereunder.

11.4.	EXCEPT FOR THE FOREGOING, EACH PARTY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT. ALL RESULTS AND EACH PARTY’S MATERIALS AND CONFIDENTIAL INFORMATION PROVIDED TO THE OTHER PARTY HEREUNDER ARE PROVIDED “AS IS” WITHOUT ANY WARRANTY (EXPRESS OR IMPLIED), INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT OF THE PROPERTY RIGHTS OF A THIRD PARTY.

12.	NO FURTHER OBLIGATIONS. Nothing hereunder will obligate either Party to enter into any other agreement with the other Party related to the Wave Materials or Pfizer Materials, nor will it prohibit either Party from entering into an agreement relating to its own Materials with a Third Party.

13.	Term and Termination.

13.1.	The term of this Agreement (the “Term”) begins on the Effective Date and expires on a Pfizer Program-by-Pfizer Program and a Wave Program-by-Wave Program basis on the last to expire payment obligation under Article 7 with respect to each Pfizer Program and on the last to expire payment obligation under Article 7 with respect to each Wave Program.

13.2.	On a Product-by-Product and a Program-by-Program basis, Licensee shall have the right to terminate this Agreement in part with respect to the Programs licensed hereunder to a Licensee, for any reason or for convenience upon ninety (90) days prior written notice to the other Party.

13.3.	If either Party materially breaches a material term of this Agreement, the non-breaching Party may terminate the Agreement in its entirety if such material breach is for nonpayment of any upfront, Milestone Payment or Royalty Payment or if such

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

material breach relates to more than one Pfizer Program (or Wave Program, as applicable), (or, in the case of a breach of the diligence obligations of Pfizer under Section 7.7, Wave may terminate the Agreement in-part with respect to the relevant Pfizer Program(s) to which the failure of diligence applies) if the breaching Party does not cure the breach within thirty (30) days of receiving from the non-breaching Party written notice of the breach. The right of termination shall be an addition to any other rights the non-breaching party may have, at law or equity, pursuant to this Agreement.

13.4.	Termination for a Bankruptcy Event. Each Party shall have the right to terminate this Agreement in the event of a Bankruptcy Event with respect to the other Party. “Bankruptcy Event” means the occurrence of any of the following: (a) the institution of any bankruptcy, receivership, insolvency, reorganization or other similar proceedings by or against a Party under any bankruptcy, insolvency, or other similar law now or hereinafter in effect, including any section or chapter of the United States Bankruptcy Code, as amended or under any similar laws or statutes of the United States or any state thereof (the “Bankruptcy Code”), where in the case of involuntary proceedings such proceedings have not been dismissed or discharged within ninety (90) days after they are instituted, (b) the insolvency or making of an assignment for the benefit of creditors or the admittance by a Party of any involuntary debts as they mature, (c) the institution of any reorganization, arrangement or other readjustment of debt plan of a Party not involving the Bankruptcy Code, (d) appointment of a receiver for all or substantially all of a Party’s assets, or (e) any corporate action taken by the board of directors of a Party in furtherance of any of the foregoing actions.

13.5.	The following Articles and Sections will survive the expiration or termination for any reason of this Agreement in accordance with the terms and conditions and for the duration as stated therein, and where no duration is stated shall survive indefinitely: Sections 4.1.6, 4.2, 4.3, 4.4, 4.5, 4.6 and 9.2, and Articles 5, 7, 8, 10, 12-20 and 24-28.

13.6.	Effect of Termination or Expiration.

13.6.1.	Upon termination or expiration of this Agreement, and upon the written request of Pfizer, Wave will promptly destroy such Pfizer Materials in its possession in accordance with all Applicable Laws and certify in writing that it has done so. Upon termination or expiration of this Agreement, Wave may request in writing and Pfizer will promptly destroy such Wave Materials in its possession in accordance with all Applicable Laws and certify in writing that it has done so.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

13.6.2.	Upon termination or expiration of this Agreement, Licensee shall pay to Licensor all amounts due to Licensor as of the effective date of termination or expiration within thirty (30) days following the effective date of termination or expiration.

13.6.3.	Upon the expiration of this Agreement (but not for any early termination of the Agreement in its entirety or the termination of any particular program(s)), Licensor hereby grants to Licensee and Licensee shall have at such time a royalty-free and fully-paid right and license to practice the licensed subject matter as described under the licenses as expressly granted to each respective Party under the provisions of this Agreement for the purpose of the Development and Commercialization of Products for all purposes within the Territory.

13.6.4.	Upon termination of this Agreement, Licensee shall have the right to sell its remaining inventory of Product following the termination of this Agreement so long as Licensee has fully paid, and continues to fully pay when due, any and all Royalties owed to Licensor, and Licensee otherwise is not in material breach of this Agreement.

13.6.5.	If Licensee terminates this Agreement on a Product-by-Product and a Program-by-Program basis pursuant to Section 13.2 or if Licensor terminates this Agreement due to an uncured material breach of this Agreement by Licensee pursuant to Section 13.3 or bankruptcy by Licensee pursuant to Section 13.4, in each such case, all licenses granted from Licensor to Licensee with respect to all such terminated Products and Programs shall automatically and immediately terminate. In the event of a Terminated Program or a Non-Progressed Program, then Wave shall also receive from Pfizer and Pfizer shall, conditional upon the occurrence of such event, grant to Wave the Reversionary Licenses as described in Section 7.7.3 with respect to each Terminated Program or Non-Progressed Program on the financial terms and conditions to be negotiated between the Parties for such Reversionary Licenses in accordance with the provisions of Section 7.7.3.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

14.	CARE IN USE; INDEMNITY.

14.1.	Each of Pfizer and Wave acknowledges that the other Party’s Materials and the Results are experimental in nature and the Materials may have unknown characteristics and therefore each of the Parties agrees to use prudence and reasonable care in the use, handling, storage, transportation and disposition and containment of such Materials.

14.2.	Indemnification by Licensee. Licensee agrees to indemnify, hold harmless and defend Licensor and its Affiliates, and their respective officers, directors, employees, contractors, agents and assigns (collectively, “Licensor Indemnitees”), from and against any Claims arising or resulting from: (a) the Development of a Product by Licensee, its Affiliates, subcontractors or sublicensees, (b) the Commercialization of a Product by Licensee, its Affiliates, subcontractors or sublicensees, (c) the negligence, recklessness or wrongful intentional acts or omissions of Licensee, its Affiliates, subcontractors or sublicensees, (d) breach by Licensee of any representation, warranty or covenant as set forth in this Agreement or (e) breach by Licensee of the scope of the licenses granted in this Agreement. As used herein, “Claims” means collectively, any and all Third Party demands, claims, actions and proceedings (whether criminal or civil, in contract, tort or otherwise) for losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees).

14.3.	Indemnification Procedure. In connection with any Claim for which Licensor seeks indemnification from Licensee pursuant to this Agreement, Licensor shall: (a) give Licensee prompt written notice of the Claim; provided, however, that failure to provide such notice shall not relieve Licensee from its liability or obligation hereunder, except to the extent of any material prejudice as a direct result of such failure; (b) cooperate with Licensee, at Licensee’s expense, in connection with the defense and settlement of the Claim; and (c) permit Licensee to control the defense and settlement of the Claim; provided, however, that Licensee may not settle the Claim without Licensor’s prior written consent, which shall not be unreasonably withheld or delayed, in the event such settlement materially adversely impacts Licensor’s rights or obligations. Further, Licensor shall have the right to participate (but not control) and be represented in any suit or action by advisory counsel of its selection and at its own expense.

14.4.	Limitation on Liability.

14.4.1.	Consequential Damages Waiver. EXCEPT FOR A BREACH OF ARTICLE 8 OR OBLIGATIONS ARISING UNDER SECTION 14.2, NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT,

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONSEQUENTIAL, SPECIAL, EXEMPLARY OR PUNITIVE DAMAGES, INCLUDING DAMAGES FOR LOST PROFITS OR LOST REVENUES REGARDLESS OF WHETHER IT HAS BEEN INFORMED OF THE POSSIBILITY OR LIKELIHOOD OF SUCH DAMAGES OR THE TYPE OF CLAIM, CONTRACT OR TORT (INCLUDING NEGLIGENCE).

14.4.2.	Liability Cap. EXCEPT FOR LICENSOR’S BREACH OF ARTICLE 8 OR FOR ITS INDEMNIFICATION OBLIGATIONS UNDER ARTICLE 14, IN NO EVENT SHALL LICENSOR’S LIABILITY FOR DAMAGES IN CONNECTION WITH THIS AGREEMENT EXCEED THE CAP, REGARDLESS OF WHETHER Licensor HAS BEEN INFORMED OF THE POSSIBILITY OR LIKELIHOOD OF SUCH DAMAGES OR THE TYPE OF CLAIM, CONTRACT OR TORT (INCLUDING NEGLIGENCE). “Cap” means the [***]. As used herein, “Fees” means collectively, all Milestone Payments, Royalties and Sublicense Fees.

15.	PUBLICITY.

15.1.	Neither Party (nor any of its Affiliates or agents) shall use the Trademarks of the other Party or its Affiliates in any press release, publication or other form of promotional disclosure without the prior written consent of the other Party in each instance.

15.2.	Each Party agrees not to issue any press release or other public statement, whether written, electronic, oral or otherwise, disclosing the existence of this Agreement, the terms hereof or any information relating to this Agreement without the prior written consent of the other Party, provided however, that neither Party will be prevented from complying with any duty of disclosure it may have pursuant to Applicable Law or the rules of any recognized stock exchange so long as the disclosing Party provides the other Party prior written notice to the extent practicable and only discloses information to the extent required by Applicable Law or the rules of any recognized stock exchange.

16.	LICENSEE INSURANCE.

16.1.	Insurance Requirements. Licensee will maintain during the term of this Agreement and until the later of: (a) [***], or (b) the date that all statutes of limitation covering claims or suits that may be instituted for personal injury based on the sale or use of the Product have expired, commercial general liability insurance from a minimum

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***] rated insurance company, including contractual liability and product liability or clinical trials, if applicable, with coverage limits of [***]. Licensee has the right to provide the total limits required by any combination of primary and umbrella/excess coverage. The minimum level of insurance set forth herein shall not be construed to create a limit on Licensee’s liability hereunder. Such policies shall name Licensor and its Affiliates as additional insured and provide a waiver of subrogation in favor of Licensor and its Affiliates. Such insurance policies shall be primary and non-contributing with respect to any other similar insurance policies available to Licensor or its Affiliates. Any deductibles for such insurance shall be assumed by Licensee.

16.2.	Policy Notification. Licensee shall provide Licensor with certified copies of such policies or original certificates of insurance evidencing such insurance: (a) prior to execution by both Parties of this Agreement, and (b) prior to expiration of anyone coverage. Such certificates shall provide that Licensor shall be given [***] days written notice prior to cancellation, termination or any change to restrict the coverage or reduce the limits afforded.

17.	DISPUTE RESOLUTION.

17.1.	General. Without prejudice to a Party’s right to seek injunctive or other equitable relief in equity or at law, including to prevent the unauthorized use or disclosure of proprietary materials or information or prevent the infringement or misappropriation of a Party’s Intellectual Property Rights, the following procedures shall be used to resolve any dispute arising out of or in connection with this Agreement.

17.2.	Meeting. Promptly after the written request of either Party, each of the Parties shall appoint a designated representative to meet in person or by telephone to attempt in good faith to resolve any dispute. If the designated representatives do not resolve the dispute [***] of such request, then an executive officer of each Party shall meet in person or by telephone to review and attempt to resolve the dispute in good faith. The executive officers shall have [***] to attempt to resolve the dispute.

17.3.	[***].

17.4.	Arbitration. Any disputes that are not otherwise resolved by the Parties or by mediation shall be submitted to binding arbitration with the office of the American Arbitration Association in New York County, New York in accordance with the then-prevailing commercial arbitration rules of the American Arbitration Association. The American Arbitration Association shall appoint an arbitrator who is neutral to the Parties.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

The arbitrator shall not be an officer or employee of either Party. The cost of the arbitration, including the fees and expenses of the arbitrator, will be shared equally by the Parties. The prevailing Party shall be entitled to recover from the losing Party the prevailing Party’s attorneys’ fees and costs. The arbitrator shall have the right to apportion liability between the Parties, but will not have the authority to award any damages or remedies not available under the express terms of this Agreement. The arbitration award will be presented to the Parties in writing, and upon the request of either Party, will include findings of fact and conclusions of law. The award may be confirmed and enforced in any court of competent jurisdiction.

17.5.	THE PARTIES EXPRESSLY WAIVE AND FOREGO ANY RIGHT TO TRIAL BY JURY.

18.	NOTICES AND DELIVERY. Any notices required to be given or which will be given under this Agreement will be in writing and be addressed to the Parties as shown below. Notices will be delivered personally or by certified or registered first class mail (air mail if not domestic) or by commercial courier service or by electronic mail, including a PDF image, with signature(s), including digital signatures, as applicable, delivered by email, and will be deemed to have been given or made as of the date received.

If to Wave:

WAVE Life Sciences Ltd.

Notices: WAVE Life Sciences

733 Concord Avenue

Cambridge, MA 02138

[***]

[***]

If to Pfizer:

Pfizer Inc.

Notices: Pfizer Legal Division

235 East 42nd Street

New York, NY 10017

[***]

[***]

[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

19.	ENTIRE AGREEMENT: This Agreement sets forth the entire understanding and agreement between the Parties as to its subject matter and supersedes all prior and contemporaneous understandings, agreements and communications as to its subject matter, whether written or oral. None of the terms of this Agreement will be amended except in writing signed by authorized representatives of both Parties.

20.	COMPLIANCE WITH LAWS: The Parties will comply in all material respects with the requirements of all Applicable Laws, of any government authority.

21.	ANIMAL WELFARE. Wave will comply with Pfizer’s “Animal Care and Use Policy,” which policy has been disclosed to Wave as of the Effective Date. Wave will notify Pfizer if it is not in compliance with such Applicable Laws or Pfizer’s “Animal Care and Use Policy” in its conduct of the Research Plan. Wave agrees that upon reasonable notice, Pfizer may conduct an audit on Wave’s animal welfare facilities and policies. If Pfizer notifies Wave that Wave is not in compliance with any such Applicable Laws or Pfizer’s “Animal Care and Use Policy”, Wave will take reasonable corrective steps to correct such non-compliance.

22.	EXPORT CONTROL. This Agreement is made subject to any restrictions concerning the export of products or technical information from the United States of America or other countries which may be imposed upon or related to Wave or Pfizer from time to time. Each Party agrees that it will not export, directly or indirectly, any technical information acquired from the other Party under this Agreement or any products using such technical information to a location or in a manner that at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the appropriate agency or other governmental entity.

23.	ANTI-BRIBERY/ANTI-CORRUPTION: Each Party acknowledges that most countries have anti-bribery and anti-corruption laws forbidding the making, offering or promising of any payment or anything of value to government officials, or other persons, when the payment is intended to influence any act or decision to award or retain business and each Party hereby represents and warrants to the other Party that it implements policies and procedures consistent with complying with such laws. Accordingly, each Party has not and will not in the future directly, or indirectly, offer or pay, or authorize the offer or payment, of any money or anything of value in an effort to influence any government

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

official or any other person in order for a Party to improperly obtain or retain business or to gain an improper business advantage, and, has not accepted, and will not accept in the future, such a payment. Each Party may publicly disclose any financial or other valuable support, if so provided, under this agreement. Each Party will promptly report to the other Party as soon as it becomes aware of any suspect request, demand or giving of any undue financial or other advantage provided to any third party in connection with this agreement. Each Party shall be responsible for the actions of its agents or subcontractors. Each Party represents that any information it provides to the other Party, if any, in relation to due diligence (e.g. in a Due Diligence Questionnaire) is complete truthful and accurate and it will notify the other Party of any material changes that occur during the Term of the Agreement. Each Party will permit the other Party to audit relevant materials of such Party in relation to an investigation on potential bribery or corruption concerns relating to this Agreement.

24.	CHOICE OF LAW: This Agreement will be construed in accordance with the laws of the State of New York, United States of America, without giving effect to any conflict of laws principle that would result in the application of the laws of any State other than the State of New York.

25.	FORCE MAJEURE: Neither Party will be liable to the other Party for failure or delay in the performance of any of its obligations under this Agreement for the time and to the extent such failure or delay is caused by earthquake, riot, civil commotion, war, terrorist acts, strike, flood, or governmental acts or restriction that is beyond the control of the respective Party. The Party affected by such force majeure will provide the other Party with full particulars thereof as soon as it becomes aware of the same (including without limitation its best estimate of the likely extent and duration of the interference with its activities), and will use commercially reasonable efforts to overcome the difficulties created thereby and to resume performance of its obligations as soon as practicable.

26.	ASSIGNMENTS: Neither Party will have the right to assign this Agreement or any part thereof to any Third Party without the prior written approval of the other Party; provided, however, that either Party may assign this Agreement in part or in whole, without the consent of the other Party, either to an Affiliate or if in connection with a merger, acquisition, consolidation or similar reorganization or the sale or transfer of all or substantially all of its assets or business relating to the subject matter of this Agreement, if the Affiliate or other assignee assumes all obligations of its assignor under this Agreement. Any purported assignment that does not comply with this Article 26 is void. This Agreement is binding upon and inures to the benefit of the Parties and their respective permitted successors and assigns.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

27.	SEVERABILITY: When possible, each provision of this Agreement will be interpreted in such manner as to be effective, valid and enforceable under Applicable Law, but if any provision of this Agreement is held to be invalid or unenforceable under Applicable Law, such provision will he held invalid or unenforceable without invalidating the remainder of such provision or of this Agreement. The Parties will make a good faith effort to replace the invalid or unenforceable provision with a valid one, which in its economic effect is most consistent with the invalid or unenforceable provision.

28.	RELATIONSHIP OF THE PARTIES: The Parties will perform their obligations under this Agreement as independent contractors and nothing in this Agreement is intended or will be deemed to constitute a partnership, agency, or employer-employee relationship between the Parties. Neither Party will have any right, power, or authority to assume, create, or incur any expense, liability, or obligation, express or implied, on behalf of the other Party.

{SIGNATURE PAGE FOLLOWS}

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized representatives as set forth below.

PFIZER INC.		WAVE LIFE SCIENCES LTD.

By:	/s/ Robert J. Smith	By:	/s/ Paul B. Bolno

Name:	Robert J. Smith	Name:	Paul B. Bolno

Title:	Senior Vice President	Title:	President & CEO

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT A

WAVE PATENT RIGHTS

I. SHORT TITLE/APPLICATION NO.	II. APPLICANT

[***]

[***]	[***]

[***]

[***]	[***]

[***]

[***]	[***]

[***]

[***]	[***]

[***]

[***]	[***]

[***]

[***]	[***]

[***]

[***]	[***]

[***]

[***]	[***]

[***]

[***]	[***]

[***]

[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

I. SHORT TITLE/APPLICATION NO.	II. APPLICANT

[***]

[***]	[***]

[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B

PFIZER/LICENSOR PATENT RIGHTS

[***]

Title: [***]

Country	Application Date	Application Number	Patent Number	Grant Date	Status

[***]	[***]	[***]			[***]

[***]	[***]	[***]			[***]

[***]	[***]	[***]			[***]

[***]	[***]	[***]			[***]

[***]	[***]	[***]			[***]

[***]	[***]	[***]			[***]

[***]	[***]	[***]			[***]

[***]	[***]	[***]			[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]			[***]

[***]	[***]	[***]			[***]

[***]	[***]	[***]			[***]

[***]	[***]	[***]			[***]

[***]	[***]	[***]			[***]

[***]	[***]	[***]			[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]			[***]

[***]	[***]	[***]			[***]

[***]	[***]	[***]			[***]

[***]	[***]	[***]			[***]

[***]	[***]	[***]			[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT C

RESEARCH PLAN

[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT D

WAVE RESERVED TARGETS

Gene	Name

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.